SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /x/

     Pre-Effective Amendment No. ----

     Post-Effective Amendment No. 35
                                 ----
                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/


     Amendment No.  35
                   ----
                       (Check appropriate box or boxes.)

 COUNTRYWIDE STRATEGIC TRUST
-----------------------------
(Exact name of Registrant as Specified in Charter)

FILE NOS. 811-3651 and 2-80859
------------------------------
312 Walnut Street, 21st Floor, Cincinnati, Ohio  45202
------------------------------------------------------
(Address of Principal Executive Offices)      Zip Code

Registrant's Telephone Number, including Area Code (513) 629-2000
-----------------------------------------------------------------
Robert H. Leshner, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202
-------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

/ /  immediately upon filing pursuant to paragraph (b)
/X/  on January 1, 1998 pursuant to paragraph (b)
/ /  75 days after filing pursuant to paragraph (a)
/ /  on (date) pursuant to paragraph (a) of Rule 485

                          COUNTRYWIDE STRATEGIC TRUST
                           ------------------------
                                 FORM N-1A
                           CROSS REFERENCE SHEET
                          ----------------------

ITEM                          SECTION IN PROSPECTUS
----                          ---------------------
1...........................  Cover Page
2...........................  Expense Information
3...........................  Financial Highlights, Performance Information
4...........................  Operation of the Funds, Investment
                              Objectives and Policies
5...........................  Operation of the Funds
6...........................  Cover Page, Dividends and Distributions,
                              Taxes, Operation of the Funds
7...........................  How to Purchase Shares, Shareholder
                              Services, Exchange Privilege, Operation
                              of the Funds,  Calculation of Share
                              Price and Public Offering Price,
                              Distribution Plan, Application
8...........................  How to Redeem Shares, Shareholder
                              Services
9...........................  None

                              SECTION IN STATEMENT OF
ITEM                          ADDITIONAL INFORMATION
----                          -----------------------
10..........................  Cover Page
11..........................  Table of Contents
12..........................  The Trust
13..........................  Quality Ratings of Fixed-Income Obligations,
                              Definitions, Policies and Risk
                              Considerations, Investment Limitations,
                              Portfolio Turnover
14..........................  Trustees and Officers
15..........................  Principal Security Holders
16..........................  The Investment Manager and Underwriter,
                              The Investment Adviser, Distribution Plan,
                              Custodian, Auditors, Transfer Agent
17..........................  Securities Transactions
18..........................  The Trust
19..........................  Calculation of Share Price and Public
                              Offering Price, Other Purchase
                              Information, Redemption in Kind
20..........................  Taxes
21..........................  The Investment Manager and Underwriter
22..........................  Historical Performance Information
23..........................  Annual Report

                                                               PROSPECTUS
                                                               January 1, 1998

                           COUNTRYWIDE STRATEGIC TRUST
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                GROWTH/VALUE FUND
                             AGGRESSIVE GROWTH FUND

         The Growth/Value Fund and the Aggressive Growth Fund (individually a "Fund" and collectively the "Funds") are two separate series of Countrywide Strategic Trust.

         The GROWTH/VALUE FUND seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth.

         The AGGRESSIVE GROWTH FUND  seeks  long-term  capital   appreciation
primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes.

         EACH FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUNDS MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         Mastrapasqua & Associates, Inc. (the "Adviser") manages the Funds' investments under the supervision of Countrywide Investments, Inc. (the "Manager"). See "Operation of the Funds."

    Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical and the financial data and information in this Prospectus relates to the Predecessor Funds.

         This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated January 1, 1998 has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
--------------------------------------------------------------------------------
For Information or Assistance in Opening an Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . . . 800-543-0407
Cincinnati . . . . . . . . . . . . . . . . . . . . . 513-629-2050
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
--------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). . . . . . . .   4%
Maximum Contingent Deferred Sales Load
(as a percentage of original purchase price) . . . None*
Sales Load Imposed on Reinvested Dividends . . . . None
Exchange Fee . . . . . . . . . . . . . . . . . . . None
Redemption Fee . . . . . . . . . . . . . . . . . . None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Manager to a participating unaffiliated dealer.
** A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

                                            Growth/Value     Aggressive
                                                Fund        Growth Fund

Management Fees After Waivers                 1.00%           .32%(A)
12b-1 Fees                                     .25%(B)        .25%(B)
Other Expenses                                 .70%          1.37%
                                              -----          -----
Total Fund Operating Expenses                 1.95%          1.94%(C)
                                              =====          =====

(A) Absent waivers of management fees, such fees would have been 1.00% for the fiscal year ended August 31, 1997.
(B) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent waivers of management fees, total Fund operating expenses would have been 2.62% for the fiscal year ended August 31, 1997.

The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred by the Predecessor Funds during the most recent fiscal year. The Manager will, until at least August 31, 1999, waive fees and reimburse expenses to the extent necessary to limit total operating expenses to 1.95% of each Fund's average net assets. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example                                            Growth/Value    Aggressive
                                                       Fund         Growth Fund
You would pay the following
expenses on a $1,000              1 Year              $ 59          $ 59
investment, assuming (1)          3 Years               99            98
5% annual return and (2)          5 Years              141           141
redemption at the end of         10 Years              258           257
each time period:

FINANCIAL HIGHLIGHTS
---------------------
         The following audited financial information for the Predecessor Funds for the fiscal year ended August 31, 1997 has been audited by Arthur Andersen LLP, independent auditors, and should be read in conjunction with the financial statements. The audited financial information for the fiscal period ended August 31, 1996 was audited by other independent accountants. The financial statements as of August 31, 1997 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

===================================================================================================================================
                               Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                      GROWTH/VALUE                         AGGRESSIVE GROWTH
                                                                          FUND                                    FUND
                                                            -------------------------------------    -----------------------------
                                                                Year             Period                 Year             Period
                                                                Ended             Ended                 Ended             Ended
                                                             August 31,        August 31,            August 31,        August 31,
                                                                 1997            1996 (A)               1997            1996 (A)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..................    $       11.18     $       10.00        $       10.95     $     10.00
                                                            --------------   ---------------       --------------   ---------------
Income from investment operations:
   Net investment loss..................................           ( 0.13 )          ( 0.06)(B)           ( 0.17 )        (0.11)(B)
   Net realized and unrealized gains on investments.....             5.39              1.24                 5.54            1.06
                                                            --------------   ---------------       --------------   ---------------
Total from investment operations........................             5.26              1.18                 5.37            0.95
                                                            --------------   ---------------       --------------   ---------------
Less distributions:
   Distributions from net realized gains................           ( 0.54 )            --                 ( 0.03 )           --
                                                            --------------   ---------------       --------------   ---------------
Total distributions.....................................           ( 0.54 )            --                 ( 0.03 )           --
                                                            --------------   ---------------       --------------   ---------------
Net asset value at end of period........................    $       15.90     $       11.18        $       16.29     $     10.95
                                                            ==============   ===============       ==============   ===============
Total return (C) .......................................           47.11%            11.80%               49.09%            9.50%
                                                            ==============   ===============       ==============   ===============
Net assets at end of period (000's).....................    $      26,778     $      15,108        $      13,984     $     6,550
                                                            ==============   ===============       ==============   ===============
Ratio of expenses to average net assets (D) ............            1.95%             1.95% (E)            1.94%           1.95% (E)

Ratio of net investment loss to average net assets......          ( 1.03% )         ( 0.62%)(E)          ( 1.57% )        (1.26%)(E)

Portfolio turnover rate.................................              52%               21%                  51%             16%

Average commission rate per share.......................    $      0.0554     $      0.0700        $      0.0534     $     0.0800
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets for the Growth/Value
    Fund would have been 2.83%(E) for the period ended August 31, 1996.  Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets for the Aggressive Growth Fund would have been 2.62% and 5.05%(E) for the periods ended August 31, 1997 and 1996, respectively.
(E) Annualized.

INVESTMENT OBJECTIVES AND POLICIES
---------------------------------
       The investment objectives and policies of each Fund are described below. Specific investment techniques that may be employed by the Funds are also described in this Prospectus and in the Statement of Additional Information. While each Fund's objective is fundamental and can only be changed by vote of the majority of the outstanding shares of a particular Fund, the Board of Trustees of the Trust reserves the right to change any of the investment policies, strategies or practices of either Fund without shareholder approval, except in those instances where shareholder approval is expressly required.

         The GROWTH/VALUE FUND seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not yet reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Adviser, are expected to achieve growth of investment principal over time. The investment style is to focus on companies that have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3-to-5 year period. It is anticipated that the average stock holding period will be within an 18 to 36 month time frame. Of course, changes in fundamental outlook and market conditions can alter these time horizons materially.

         It is anticipated that common stocks will be the principal form of investment by the Growth/Value Fund. The Fund's portfolio is comprised of securities of two basic categories of companies: (1) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings/cash flow and to have excellent prospects for outstanding future growth, and (2) "earnings/cash flow acceleration"
companies,   which  Fund management  believes are either  currently  enjoying or are projected to enjoy a dramatic increase in earnings and/or cash flow. Investments will largely be made in companies of greater than $750 million capitalization. The Fund will invest no more than 10% of its assets in companies with market capitalization of less than $750 million at the time of purchase.

         The  AGGRESSIVE  GROWTH  FUND  seeks  long-term  capital   appreciation
primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase). In addition, up to 15% of the Fund's assets may be invested in illiquid investments or in private companies whose common shares are not actively traded on any national or regional exchange.

         The investment style of the Aggressive Growth Fund is to focus on companies that have an excellent prospect for earnings cash flow growth over
 a 3 to 5 year period. Of course, changes in fundamental outlook and market conditions can alter potential returns substantially. It is intended that the Aggressive Growth Fund will assume a more expanded risk profile than will be the case with the Growth/Value Fund. While this could result in above-average appreciation, there is no assurance that this will in fact be the case and
the  potential   exists  for   above-average depreciation.

         It is anticipated that common stocks will be the principal form of investment by the Aggressive Growth Fund. The Fund's portfolio is comprised of securities of two basic categories of companies: (1) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings/cash flow and to have excellent prospects for future growth, and (2) "earnings/cash flow acceleration" companies, which Fund management believes are either currently enjoying or are projected to enjoy a dramatic increase in earnings and/or cash flow. Investments will largely be made in companies of varying sizes, even those with less than $750 million capitalization.

         Additionally, the Aggressive Growth Fund may invest a maximum of 20% of its assets, and the Growth/Value Fund may invest a maximum of 30% of its assets, in fixed-income securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P") or, if unrated, deemed to be of comparable quality by the Adviser. The fixed-income securities in which the Funds may invest include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers.

         The Adviser will be particularly interested in growth companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings/cash flow. As a result of this policy, the market prices of many of the securities purchased and held by the Funds may fluctuate widely. Any income received from securities held by the Funds will be incidental, and an investor should not consider a purchase of shares of the Funds as equivalent to a complete investment program.

OTHER INVESTMENT PRACTICES
--------------------------
SECURITIES LENDING. In order to generate additional income, the Funds may, from time to time, lend their portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Funds will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, the Funds intend to terminate the loan and regain the right to vote if this is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. Additionally, the Aggressive Growth Fund may borrow for purposes of leveraging. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the federal tax status of the Funds or their dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Aggressive Growth Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Aggressive Growth Fund's costs, including the interest on borrowings or if there are losses, the net asset value of such Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as leverage.

         The Investment Company Act of 1940 (the "1940 Act") requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the

Funds might be required to sell securities at a time when it would be disadvantageous to do so.

         In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

SHORT-TERM  TRADING.  The Aggressive  Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Aggressive Growth Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Aggressive Growth Fund and its transaction costs.

WHEN-ISSUED SECURITIES. Each of the Funds may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Funds will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a "when-issued" basis, the Funds' custodian will set aside, in a segregated account, cash or liquid portfolio securities equal to the amount of the commitment. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase "when issued" securities will not exceed 25% of the value of its total assets under normal market conditions and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the Adviser's ability to manage it might be adversely affected. The Funds do not intend to purchase "when-issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

VARIABLE AND FLOATING RATE SECURITIES. Each of the Funds may acquire variable and floating rate securities, subject to each Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

REPURCHASE  AGREEMENTS.    Each of the Funds may enter into  repurchase
agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund's money is invested. Each Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 100% of the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily by the Adviser and as the value of instruments declines, the Funds will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Funds may incur a loss. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Funds would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. Repurchase agreements are considered by the staff of the Commission to be loans by the Funds.

REVERSE REPURCHASE AGREEMENTS. The Aggressive Growth Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to- market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

CONVERTIBLE SECURITIES. The Funds may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Funds may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Funds may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Funds may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Funds may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objective.

         Convertible securities are bonds, debentures, notes, preferred stock or other securities which may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer, but only after a date and under certain circumstances (including a specified price) established on issue. Adjustable rate preferred stocks are preferred stocks which adjust their dividend rates quarterly based on specified relationships to certain indices of U.S. Treasury securities. A Fund may continue to hold securities obtained as a result of the conversion of convertible securities held by the Fund when the Adviser believes retaining such securities is consistent with the Fund's investment objective.

LOWER-RATED SECURITIES. The Aggressive Growth Fund may invest up to 20% of its assets, and the Growth/Value Fund may invest up to 10% of its assets in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including debt securities, convertible securities and preferred stocks and unrated fixed-income securities. Lower rated fixed-income securities, commonly referred to as "junk bonds," are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated fixed-income securities. See "Risk Factors of Lower Rated Fixed-Income Securities" below for a discussion of certain risks.

         Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by S&P. The Funds may invest in any security which is rated by Moody's or by S&P, or in any unrated security which the

Adviser determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in the Statement of Additional Information.

         Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Adviser will consider security ratings when making investment decisions in the high yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services. The Adviser's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

ADRS. The Funds may invest in foreign securities through the purchase of American Depository Receipts but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by a Fund would exceed 10% of the value of the total assets of the Fund. Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher.

WARRANTS. The Funds may invest in warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Warrants may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

SHORT-TERM OBLIGATIONS. With respect to each Fund there may be times when, in the opinion of the Adviser, adverse market conditions exist, including any period during which it believes that the return on certain money market type instruments would be more favorable than that obtainable through a Fund's normal investment programs. Accordingly, for temporary defensive purposes, each Fund may hold up to 100% of its total assets in cash and/or short-term obligations. To the extent that a Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high-grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity.

OPTIONS. The Aggressive Growth Fund may engage in writing put and call options from time to time as the Adviser deems to be appropriate. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out a written call option position, the Fund will enter into a "closing purchase transaction"- the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, the Fund effects a closing purchase transaction so as to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. The Fund seeks to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

         The Aggressive Growth Fund may purchase put options from time to time as the Adviser deems to be appropriate. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund has no intention of investing more than 5% of its assets in put options.

FUTURES CONTRACTS. The Aggressive Growth Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         The Fund may enter into futures contracts in an effort to hedge against market risks and in anticipation of future purchases or sales of securities. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to repurchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets.

         Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

ZERO COUPON BONDS. The Growth/Value Fund is permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

RECEIPTS. The Growth/Value Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies to the extent permissible under the applicable regulations and interpretations of the 1940 Act or an exemptive order.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid investments (that cannot be readily sold within seven days), including restricted securities which do not meet the criteria for liquidity established by the Board of Trustees. The Adviser, under the supervision of the Board of Trustees and the Manager, determines the liquidity of a Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities are securities which cannot be sold to the public without registration under the Securities Act of 1933. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

PRIVATE PLACEMENT INVESTMENTS. The Aggressive Growth Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

         The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The staff of the Commission has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Trustees have delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board of Trustees. The Trustees will continue to monitor and periodically review the Adviser's selection of Rule 144A and Section 4(2) commercial paper as well as any determinations as to their liquidity.

RISK FACTORS OF LOWER RATED FIXED-INCOME SECURITIES
---------------------------------------------------
     Lower quality fixed-income securities generally produce a higher current yield than do fixed-income securities of higher ratings. However, these fixed-income securities are considered speculative because they involve greater price volatility and risk than do higher rated fixed-income securities and yields on these fixed-income securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated fixed-income securities tend to react differently than the values of higher rated fixed-income securities. The prices of lower rated fixed-
income securities are less sensitive to changes in interest rates than higher rated fixed-income securities. Conversely, lower rated fixed-income securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated fixed-income securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated fixed-income securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other fixed-income securities in a Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated fixed-income securities is a relatively new one, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated fixed-income securities and disrupting the market for such securities. Fixed-income securities purchased by a Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to fixed-income securities rated Caa or lower by Moody's or CCC or lower by S&P. Unrated fixed-income securities generally carry the same risks as do lower rated fixed-income securities.

         Lower rated fixed-income securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated fixed-income securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated fixed-income securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund to sell lower rated fixed-income securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of a Fund to value lower rated fixed-income securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

         Because investors may perceive that there are greater risks associated with the lower rated fixed-income securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for fixed-income securities with a higher rating. Changes in perception of issuer's creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market, resulting in greater yield and price volatility. The speculative characteristics of lower rated fixed-income securities are set forth in the Statement of

Additional Information.

         The Adviser believes that the risks of investing in such high yielding, fixed-income securities may be minimized through careful analysis of prospective issuers. Although the opinion of ratings services such as Moody's and S&P is considered in selecting portfolio securities, they evaluate the safety of principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. The Adviser relies, primarily, on its own credit analysis. This may suggest, however, that the achievement of a Fund's investment objective is more dependent on the Adviser's proprietary credit analysis, than is otherwise the case for a fund that invests exclusively in higher quality fixed-income securities.

         Once the rating of a portfolio security or the quality determination ascribed by the Adviser to an unrated fixed-income security has been downgraded, the Adviser will consider all circumstances deemed relevant in determining whether to continue to hold the security, but in no event will a Fund retain such security if it would cause the Fund to have 35% or more of the value of its net assets invested in fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or if unrated, are judged by the Adviser to be of comparable quality.

         The Funds may also invest in unrated fixed-income securities. Unrated fixed-income securities are not necessarily of lower quality than rated fixed-income securities, but they may not be attractive to as many buyers.

         There is no minimum rating standard for a Fund's investments in the high yield market; therefore, a Fund may at times invest in fixed-income securities not currently paying interest or in default. The Funds will invest in such fixed-income securities where the Adviser perceives a substantial opportunity to realize a Fund's objective based on its analysis of the underlying financial condition of the issuer. It is not, however, the current intention of either Fund to make such investments.

         These limitations and the policies discussed in this Prospectus are considered and applied by the Adviser at the time of purchase of an investment; the sale of securities by a Fund is not required in the event of a subsequent change in circumstances.

OTHER RISK FACTORS
------------------
         The portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Fund's shareholders.

         Particular   portfolio   securities  and  yields  will  differ  due  to
differences in the types of investments permitted, cash flow, and the availability of particular portfolio investments. Market conditions and interest rates may affect the types and yields of securities held in each Fund. The investment objective of each Fund is fundamental and may be changed only by a vote of a majority of the outstanding shares of that Fund. There can be, of course, no assurance that a Fund will achieve its investment objective. Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of a Fund.

         Each Fund is classified as a "non-diversified" investment company under the 1940 Act. Each Fund also intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of each Fund, at least 50% of its assets must consist of (i) cash and U.S. Government securities and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If a Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. Each Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more a Fund invests in the securities of specific issuers, the more that Fund is exposed to risks associated with investments in those issuers.

HOW TO PURCHASE SHARES
----------------------
         Your initial investment in either Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Manager"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Growth/ Value Fund" or the "Aggressive Growth Fund," whichever is applicable. An account application is included in this Prospectus.

         Shares of each Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Manager by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Manager by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of shares of the Funds is the next determined net asset value per share plus a sales load as shown in the following table.

                                                         Dealer
                                                        Reallowance
                                 Sales Load as % of:   as % of
                                  Public      Net       Public
                                  Offering   Amount    Offering
Amount of Investment              Price     Invested    Price
--------------------              -------   --------   ------
Less than $100,000                 4.00%      4.17%      3.60%
$100,000 but less than $250,000    3.50%      3.63%      3.30%
$250,000 but less than $500,000    2.50%      2.56%      2.30%
$500,000 but less than $1,000,000  2.00%      2.04%      1.80%
$1,000,000 or more                 None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply if a commission was paid by the Manager to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Manager may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Funds may be deemed to be underwriters under the Securities Act of 1933. The Manager retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

         For initial purchases of $1,000,000 or more and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Manager to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of shares of the Funds may be aggregated with concurrent purchases of shares of other funds of Countrywide Investments. Dealers should contact the Manager concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Shares" below.

     In addition to the compensation otherwise paid to securities dealers, the Manager may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds of Countrywide Investments during a specified period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Funds over a period of years and permits the automatic reinvestment of dividends and distributions of the Funds in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the applicable Fund.

         Under the Open Account Program, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Funds to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Manager with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Manager pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Manager are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. You may purchase shares of either Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Manager. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of shares of the Funds. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the applicable Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Funds at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

         In addition, shares of the Funds may be purchased at net asset value by broker-dealers who have a sales agreement with the Manager, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers and financial planners may also purchase shares of the Funds at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Manager. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Funds at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Funds (or shares into which such shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Manager and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Manager and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such shares of the Funds held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Manager reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

SHAREHOLDER SERVICES
---------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         AUTOMATIC WITHDRAWAL PLAN

         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Funds while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         TAX-DEFERRED RETIREMENT PLANS

         Shares of either Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         DIRECT DEPOSIT PLANS

         Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

         AUTOMATIC INVESTMENT PLAN

         You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

         REINVESTMENT PRIVILEGE

         If you have redeemed shares of either Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
---------------------
         You may redeem shares of either Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         A contingent deferred sales load may apply to a redemption of certain shares purchased at net asset value. See "How to Purchase Shares."

         Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

         The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Commission.

EXCHANGE PRIVILEGE
-------------------
         Shares of either Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Shares of the Funds which are not subject to a contingent deferred sales load may be exchanged for shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         Shares of the Funds subject to a contingent deferred sales load may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust                  Countrywide Strategic Trust
 Tax-Free Money Fund                        *Government Mortgage Fund
 Ohio Tax-Free Money Fund                   *Equity Fund
 California Tax-Free Money Fund             *Utility Fund
 Florida Tax-Free Money Fund                *Growth/Value Fund
*Tax-Free Intermediate Term Fund            *Aggressive Growth Fund
*Ohio Insured Tax-Free Fund                 *International Equity Fund
*Kentucky Tax-Free Fund

                                 Countrywide Investment Trust
                                  Short Term Government Income Fund
                                  Institutional Government Income Fund
                                  Money Market Fund
                                 *Intermediate Bond Fund
                                 *Intermediate Term Government Income
                                    Fund
                                *Adjustable Rate U.S. Government
                                    Securities Fund
                                *Global Bond Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
----------------------------
         Each Fund expects to distribute substantially all of its net investment income and any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

         Distributions are paid according to one of the following options:

         Share Option -     income distributions and capital gains
                            distributions reinvested in additional
                            shares.

         Income Option -    income distributions and short-term capital
                            gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option -      income distributions and capital
                            gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

         An investor who has received in cash any dividend or capital gains distribution from either Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
------
         Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

         Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

         The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS
----------------------
         The Funds are non-diversified series of Countrywide Strategic Trust, an open-end management investment company organized as a Massachusetts business trust on November 18, 1982. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio (the "Manager"), to provide general investment supervisory services to the Funds and to manage the Funds' business affairs. The Manager was organized in 1974 and is also the investment adviser to four other series of the Trust, seven series of Countrywide Investment Trust and seven series of Countrywide Tax-Free Trust. The Manager is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Each Fund pays the Manager a fee equal to the annual rate of 1.00% of the average value of its daily net assets up to $50 million; .90% of such assets from $50 million to $100 million; .80% of such assets from $100 million to $200 million; and .75% of such assets in excess of $200 million.

     Mastrapasqua & Associates, Inc. (the "Adviser"), 814 Church Street, Nashville, Tennessee, has been retained by the Manager to manage the Funds' investments. The Adviser was organized in 1993 and provides investment advisory services to institutions and individual investors. The Manager (not the Funds) pays the Adviser a fee equal to the annual rate of .60% of the average value of each Fund's daily net assets up to $50 million; .50% of such assets from $50 million to $100 million; .40% of such assets from $100 to $200 million; and .35% of such assets in excess of $200 million.

         Frank Mastrapasqua, Ph.D, Chairman and Chief Executive Officer of the Adviser, and Thomas A. Trantum, President of the Adviser, are primarily responsible for managing the portfolios of each Fund. They were also responsible for managing the portfolios of the Predecessor Funds. Mr. Mastrapasqua founded the Adviser in 1993. Prior to 1993, he was Director of Research and Chief Investment Strategist and a partner at J.C. Bradford &
Co. Mr. Trantum was previously Senior Security Analyst and a partner at J.C. Bradford & Co.

          The Manager serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Manager and the Trust.

     The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Funds. The Transfer Agent receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Manager to assist the Manager in providing administrative services to the Funds. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Commission and state securities authorities. The Manager (not the Funds) pays the Transfer Agent a fee for these administrative services.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Manager may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Manager or the Adviser.

         Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the 1940 Act or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

         Trans Financial Bank, N.A., P.O. Box 90001, Bowling Green, Kentucky, may be deemed to control each Fund by virtue of the fact that it owns of record more than 25% of each Fund's shares as of the date of the Prospectus.

DISTRIBUTION PLAN
------------------
         Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a plan of distribution (the "Plan") under which the Funds may directly incur or reimburse the Manager for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' shares.

         The annual limitation for payment of expenses pursuant to the Plan is .25% of each Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Manager after the date the Plan terminates.

         Pursuant to the Plan, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

         The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges -- front-end load, 12b-1 fees or contingent deferred load -- terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
------------------------------------------------------
         On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         Each Fund's portfolio securities are valued as follows: (i) securities which are traded on stock exchanges are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
------------------------
         From time to time, each Fund may advertise its "average annual total return." Each Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

         The "average annual total return" of a Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

         The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Standard & Poor's 500 Stock Index or the NASDAQ Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Predecessor Funds' performance is contained in the annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                                         ACCOUNT NO. ____________________
Account Application (Check appropriate Fund)                                           (For Fund Use Only)

[]  Growth/Value Fund (91)                $_________________                    FOR BROKER/DEALER USE ONLY
                                                                                Firm Name: ____________________________
[]  Aggressive Growth Fund (92)           $_________________                    Home Office Address: ___________________
                                                                                Branch Address: ________________________
                                                                                Rep Name & No.: ________________________
Please mail account application to:                                             Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

===============================================================================================================================
[ ]  Check or draft enclosed payable to the applicable Fund designated above.

[ ]  Bank Wire From:  _________________________________________________________________________________________

[ ]  Exchange From:  __________________________________________________________________________________________
                     (Fund Name)                                                      (Fund Account Number)

Account Name                                                                                S.S. #/Tax I.D.#

_________________________________________________________________________________________  _____________________________
Name of Individual, Corporation, Organization, or Minor, etc.                             (In case of custodial account
                                                                                             please list minor's S.S.#)

_______________________________________________________________________________________________  Citizenship:  []  U.S.
Name of Joint Tenant, Partner, Custodian                                                                       []  Other

Address                                                                                              Phone

_____________________________________________________________________________________________  (  )______________________
Street or P.O. Box                                                                                    Business Phone

____________________________________________________________________________________________  (   )_______________________
City                                                       State       Zip                            Home Phone

Check Appropriate Box:        [] Individual      [] Joint Tenant (Right of survivorship presumed)
                              [] Partnership     [] Corporation    [] Trust     [] Custodial     [] Non-Profit  [] Other

Occupation and Employer Name/Address______________________________________________________________________________________________

Are you an associated person of an NASD member?   []  Yes   []   No

========================================================================================================================
TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties  of perjury I certify that the Taxpayer  Identification  Number  listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:

[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

======================================================================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[ ]  Share Option  --   Income distributions and capital gains distributions automatically reinvested in additional shares.

[ ]  Income Option  --  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

[ ]  Cash Option  --    Income distributions and capital gains distributions paid in cash.
                        [ ] By Check  [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
========================================================================================================================
REDUCED SALES CHARGES
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                      Account Number/Name                                                    Account Number/Name

_______________________________________________________          _______________________________________________________

_______________________________________________________          _______________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

[ ] I agree to the Letter of Intent in the current Prospectus of Countrywide Stategic Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning _________________
19_______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide
Investments at least equal to (check appropriate box):

                  [] $100,000                [] $250,000                 [] $500,000                [] $1,000,000
========================================================================================================================
SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Strategic Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.



__________________________________________________             ___________________________________________________
Signature of Individual Owner, Corporate Officer,
Trustee, etc.                                                     Signature of Joint Owner, if Any




___________________________________________________            ____________________________________________________
Title of Corporate Officer, Trustee, etc.                                         Date

              NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
               Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

=========================================================================================================================
AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Fund(s))
The Automatic Investment Plan is available for all established accounts of Countrywide Strategic Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month.
For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ ______________ per month in the (check the appropriate Fund.)     ABA Routing Number__________________________

           [] Growth/Value Fund         []  Aggressive Growth Fund                FI Account Number___________________________
                                                                                []  Checking Account       []  Savings Account

_________________________________________________________________
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                []  the last business day of each month
_________________________________________________________________               []  the 15th day of each month
City                                   State                                    []  both the 15th and last business day


X______________________________________________________          X__________________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)                (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

     Please attach a voided check from your checking account or a voided deposit/withdrawal slip from your savings account for the Automatic Investment Plan.

Indemnification to Depositor's Bank
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Funds on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days written notice from either party to the other.
========================================================================================================================
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw  $_________ from my mutual fund account beginning the last business day of the month of __________________.

Please Indicate Withdrawal Schedule (Check One):  Please indicate which Fund: [ ] Growth/Value Fund  [ ] Aggressive Growth Fund

[]  Monthly -- Withdrawals will be made on the last business day of each month.
[]  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[]  Annually -- Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

[]  Exchange:  Please  exchange  the  withdrawal  proceeds  into  another Countrywide account  number:_ _-- _ _ _ _--_
[]  Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[]  ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
    I understand that the transfer will be completed in two to three business days and that there is no charge.
[]  Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided check for ACH or bank wire


___________________________________________________________________________________________________________________________
                                  Bank Name                                      Bank Address


___________________________________________________________________________________________________________________________
                                    Bank ABA#                              Account #                  Account Name

[]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee__________________________________________________________________________________________________________________

Please send to:________________________________________________________________________________________________________________
                Street address                                      City                 State            Zip
========================================================================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Strategic Trust (the Trust) and that

________________________________________________________________________________________________________________________

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


________________________________________________________________________________________________________________________
                                (Name of Organization)

incorporated or formed under the laws of_________________________________________________________________________________
                                                                (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                  Name                                                              Title

     __________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


Witness my hand and seal of the corporation or organization this_______________________day of_______________________________________, 19_______


___________________________________________________       _________________________________________________________
                  *Secretary-Clerk                                     Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


Countrywide Strategic Trust

312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4004
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

Board of Trustees
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Manager/Underwriter
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4004

Transfer Agent
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Countrywide Always Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

                                 TABLE OF CONTENTS


                                                           PAGE

EXPENSE INFORMATION..........................................

FINANCIAL HIGHLIGHTS.........................................

INVESTMENT OBJECTIVE AND POLICIES............................

HOW TO PURCHASE SHARES.......................................

SHAREHOLDER SERVICES.........................................

HOW TO REDEEM SHARES.........................................

EXCHANGE PRIVILEGE  .........................................

DIVIDENDS AND DISTRIBUTIONS..................................

TAXES.........................................................

OPERATION OF THE FUNDS ......................................

DISTRIBUTION PLAN ...........................................

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.........

PERFORMANCE INFORMATION......................................


         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                           COUNTRYWIDE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 1998

                                Growth/Value Fund
                             Aggressive Growth Fund

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Growth/Value Fund and the Aggressive Growth Fund of Countrywide Strategic Trust dated January 1, 1998. A copy of the Funds' Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, or in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                           Countrywide Strategic Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                TABLE OF CONTENTS
                                                                      PAGE

THE TRUST................................................................3

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS..............................4

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS............................7

INVESTMENT LIMITATIONS..................................................14

TRUSTEES AND OFFICERS...................................................16

THE INVESTMENT MANAGER AND UNDERWRITER..................................19

THE INVESTMENT ADVISER..................................................21

DISTRIBUTION PLAN.......................................................21

SECURITIES TRANSACTIONS.................................................23

PORTFOLIO TURNOVER......................................................24

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE....................25

OTHER PURCHASE INFORMATION..............................................25

TAXES...................................................................26

REDEMPTION IN KIND......................................................28

HISTORICAL PERFORMANCE INFORMATION......................................29

PRINCIPAL SECURITY HOLDERS..............................................32

CUSTODIAN...............................................................32

AUDITORS................................................................32

TRANSFER AGENT..........................................................32

ANNUAL REPORT...........................................................33

THE TRUST
----------

         Countrywide Strategic Trust (the "Trust"), formerly Midwest Strategic Trust, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers six series of shares to investors: the Government Mortgage Fund (formerly the U.S. Government Securities Fund), the Utility Fund (formerly the Leshner Financial Utility Fund), the Equity Fund (formerly the Leshner Financial Equity Fund), the International Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. This Statement of Additional Information provides information relating to the Growth/Value Fund and the Aggressive Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). Information relating to the Government Mortgage Fund, the Utility Fund, the Equity Fund and the International Equity Fund is contained in a separate Statement of Additional Information. Each Fund has its own investment strategies and policies.

    Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, each Fund, on August 29, 1997, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical and the financial data and information in this Statement of Additional Information relates to the Predecessor Funds.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS
-------------------------------------------
MOODY'S INVESTORS SERVICE, INC. PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

         Aaa - "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

         Aa - "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities."

         A - "Bonds which are rated A possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

    Baa - "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

    Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class."

     B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

   Caa - "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

    Ca - "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

    C - "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S RATINGS GROUP PROVIDES THE FOLLOWING DESCRIPTIONS OF ITS CORPORATE BOND RATINGS:

         AAA - "Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong."

         AA - "Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree."

         A - "Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

        BBB - "Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

   BB - "Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating."

    B - "Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating."

  CCC - "Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating."

   CC - "The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating."

    C - "The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued."

   CI - "The rating CI is reserved for income bonds on which no interest is being paid."

    D - "Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
----------------------------------------------
         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective and Policies") appears below:

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations"). The Funds may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

         COMMERCIAL PAPER. Commercial paper consists of short-term, (usually from one to two hundred seventy days) unsecured promissory notes issued by U.S. corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

          WHEN-ISSUED SECURITIES. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 60 days after the date of the transaction. In connection with these investments, each Fund will direct its Custodian to place cash, U.S. Government obligations or other liquid high-grade debt obligations in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Funds may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its

Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. Each Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to it of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         FOREIGN SECURITIES.  Each Fund may invest in the securities (payable in
U.S. dollars) of foreign issuers.   Because the Funds may invest in foreign
securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less
governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         TRANSACTIONS IN OPTIONS AND FUTURES. The Adviser may engage in the use of the options and futures strategies for the Aggressive Growth Fund described below.

         1. FUTURES CONTRACTS: The Aggressive Growth Fund may enter into contracts for the future delivery of securities commonly referred to as "futures contracts." A futures contract is a contract by the Fund to buy or sell securities at a specified date and price. No payment is made for securities when the Fund buys a futures contract and no securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment or delivery is made when the contract expires. Futures contracts will be used only as a hedge against anticipated interest rate changes and for other transactions permitted to entities exempt from the definition of the term commodity pool operator. The Fund will not enter into a futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial or other instruments required to be delivered under open futures contract sales and the aggregate futures market prices of financial instruments required to be delivered under open futures contract purchases would exceed one-third of the value of its total assets. The Fund will not enter into a futures contract if immediately thereafter more than 5% of the fair market value of its assets would be committed to initial margins.

     2. WRITING COVERED CALL OPTIONS ON EQUITY SECURITIES: The Aggressive Growth Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

         The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

         The Fund may write covered call options if, immediately thereafter, not more than 25% of its net assets would be committed to such transactions.

     3. WRITING COVERED PUT OPTIONS ON EQUITY SECURITIES: The Aggressive Growth Fund may write covered put options on securities and on futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid debt obligations in an amount not less than the exercise price at all times while the put option is outstanding.

         The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

     4. PURCHASING OPTIONS ON FUTURES CONTRACTS: The Aggressive Growth Fund may purchase put and call options on futures contracts. The purchase of put options on futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

         A futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. The Fund may purchase put and call options on futures contracts which are traded on a national exchange or board of trade and sell such options to terminate an existing position. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option.

         The holder of an option on a futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

     5. OPTIONS TRANSACTIONS GENERALLY: Option transactions in which the Aggressive Growth Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

INVESTMENT LIMITATIONS
----------------------
         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

         THE LIMITATIONS APPLICABLE TO EACH FUND ARE:

         1. BORROWING MONEY. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Growth/Value Fund's total assets. Each Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

        2. PLEDGING. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Each Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. OPTIONS. Each Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in the Prospectus and this Statement of Additional Information.

         4. MINERAL LEASES. Each Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

         5. UNDERWRITING. Each Fund will not act as underwriters of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

         6. CONCENTRATION. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         7. COMMODITIES. Each Fund will not purchase, hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

        8. REAL ESTATE. Each Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except it may purchase (a) U.S. Government obligations, (b) securities of companies which deal in real estate, or (c) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

         9. LOANS. Each Fund will not make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. This limitation does not apply to (a) the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public or (b) entry into repurchase agreements.

         10. INVESTING FOR CONTROL. Each Fund will not invest in companies for the purpose of exercising control.

         11. SENIOR SECURITIES. Each Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts and other similar permitted investments and techniques.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE FUNDS ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

         1. ILLIQUID INVESTMENTS. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of a Fund's net assets would be invested in such securities.

         2. MARGIN PURCHASES. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases.

         3. SHORT SALES. Each Fund will not make short sales of securities.

        4. OTHER INVESTMENT COMPANIES. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
----------------------
         The following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust and their aggregate compensation from the Countrywide Investments complex of mutual funds (consisting of the Trust, Countrywide Tax-Free Trust and Countrywide Investment Trust) for the fiscal year ended March 31, 1997. Each of the Trustees who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee is also a Trustee of Countrywide Tax-Free Trust and Countrywide Investment Trust.

                                                                AGGREGATE
                                                               COMPENSATION
                                                COMPENSATION       FROM
                              POSITION             FROM       COUNTRYWIDE
NAME                     AGE   HELD                TRUST         COMPLEX
----                     ---   ----             ------------    -----------
 Donald L. Bodgon, MD    67  Trustee               $     0        $      0
 John R. Delfino         64  Trustee                     0               0
+H. Jerome Lerner        59  Trustee                 2,983           9,030
*Robert H. Leshner       58  President/Trustee           0               0
*Angelo R. Mozilo        59  Chairman/Trustee            0               0
+Oscar P. Robertson      59  Trustee                 2,583           7,750
 John F. Seymour, Jr.    60  Trustee                     0               0
+Sebastiano Sterpa       68  Trustee                     0               0
 Robert G. Dorsey        40  Vice President              0               0
 John F. Splain          41  Secretary                   0               0
 Mark J. Seger           35  Treasurer                   0               0

  * Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

 +       Member of Audit Committee.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         DONALD L. BOGDON, M.D., 1505 Wilson Terrace, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology and until 1993 he was Chairman of the Board of Glendale Memorial Hospital.

         JOHN R. DELFINO, 2029 Century Park East, Los Angeles, California is President of Concorde Capital Corporation (an investment firm). Until 1993 he was a director of Cypress Financial and Chairman of Rancho Santa Margarita, mortgage banking firms.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors.

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust) and Countrywide Financial Services, Inc.
(a financial services company and parent of Countrywide Investments, Inc. and Countrywide Fund Services, Inc.). He is Vice Chairman and a director of Countrywide Fund Services, Inc. (a registered transfer agent) and President and a Trustee of Countrywide Tax-Free Trust and Countrywide Investment Trust, registered investment companies.

         ANGELO R. MOZILO, 4500 Park Granada Road, Calabasas, California is Vice Chairman and Executive Vice President of Countrywide Credit Industries, Inc. (a holding company). He is a director of Countrywide Home Loans, Inc. (a residential mortgage lender), CTC Foreclosure Services Corporation (a foreclosure trustee) and LandSafe, Inc. (the parent company of fifteen LandSafe entities which provide property appraisals, credit reporting services, title insurance and/or closing services for residential mortgages), each a subsidiary of Countrywide Credit Industries, Inc. He is Chairman and a director of Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Capital Markets, Inc., (parent company of Countrywide Securities Corporation and Countrywide Servicing Exchange) and various LandSafe subsidiaries and is Chairman and Chief Executive Officer of Countrywide Securities Corporation (a registered broker-dealer), each a subsidiary of Countrywide Credit Industries, Inc. He is also Vice Chairman of CWM Mortgage Holdings, Inc. (a publicly-held real estate investment trust).

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Agency and a consultant for Orange Coast Title Co. (a title insurance company). He is also a director of Irvine Apartment Communities (a real estate investment trust) and Inco Homes (a home builder). Until 1994 he was a director of the California Housing Finance Agency.

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is President and Treasurer of Countrywide Fund Services, Inc., Vice President - Finance and Treasurer of Countrywide Financial Services, Inc. and Treasurer of Countrywide Investments, Inc. He is also Vice President of Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., The Dean Family of Funds and The New York State Opportunity Funds and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments, all of which are registered investment companies.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. and Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Tax-Free Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc. and Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Interactive Investments, the
New York State Opportunity Funds and the Dean Family of Funds.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Chief Operating Officer of Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Tax-Free Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the New York State Opportunity

Funds and the Dean Family of Funds and Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Tax-Free Trust and Countrywide Investment
Trust.

THE INVESTMENT MANAGER AND UNDERWRITER
---------------------------------------

         Countrywide Investments, Inc. (the "Manager") performs management, statistical, portfolio adviser selection and other services for the Funds. The Manager is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner are deemed to be affiliates of the Manager by reason of their position as Chairman and President, respectively, of the Manager. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the management fees paid to the Manager.

         Under the terms of the management agreements between the Trust and the Manager, each Fund pays the Manager a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets up to $50,000,000, .90% of such assets from $50,000,000 to $100,000,000, .80% of such assets from $100,000,000 to $200,000,000 and .75% of such assets in excess of $200,000,000. The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Manager during the applicable six month period.

         Prior to August 29, 1997, the investment manager of the Predecessor Funds was Trans Financial Bank, N.A. (the "Predecessor Manager"). For the fiscal periods ended August 31, 1997 and 1996, the Predecessor Growth/Value Fund accrued advisory fees of $206,612 and $81,961, respectively; however, for the fiscal period ended August 31, 1996, the Predecessor Manager voluntarily waived $34,323 of such fees and reimbursed $37,378 of operating expenses in order to reduce operating expenses of the Predecessor Growth/Value Fund. For the fiscal periods ended August 31, 1997 and 1996, the Predecessor Aggressive Growth Fund accrued advisory fees of $94,159 and $31,177, respectively; however, the Predecessor Manager voluntarily waived $64,077 of such fees during the fiscal year ended August 31, 1997 and voluntarily waived all of its fees and reimbursed $65,099 of operating expenses for the fiscal period ended August 31, 1996 in order to reduce the operating expenses of the Predecessor Aggressive Growth Fund.

         The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Manager bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Manager are paid by the Manager.

         By their terms, the Funds' management agreements will remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' management agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Manager. The management agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Manager is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Manager is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

         The Manager currently allows concessions to dealers who sell shares of the Funds. The Manager receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Manager retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

         The Funds may compensate dealers, including the Manager and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

INVESTMENT ADVISER
------------------

     Mastrapasqua & Associates, Inc. (the "Adviser") has been retained by the Manager to serve as the discretionary portfolio adviser of the Funds. The Adviser also served as investment adviser to the Predecessor Funds. The Adviser selects the portfolio securities for investment by the Funds, purchases and sell securities of the Funds and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Manager. The Adviser receives a fee equal to the annual rate of .6% of each Fund's average daily net assets up to $50,000,000, .5% of such assets from $50,000,000 to $100,000,000, .4% of such assets from $100,000,000 to
$200,000,000 and .35% of such assets in excess of $200,000,000. The services provided by the Adviser are paid for wholly by the Manager. The compensation of any officer, director or employee of the Adviser who is rendering services to the Fund is paid by the Adviser.

     The employment of the Adviser will remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of the Adviser may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Manager, or by the Adviser. The agreement with the Adviser automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

DISTRIBUTION PLAN
-----------------
         As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Manager. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of each Fund's average daily net assets. Unreimbursed expenses will not be carried over from year to year.

         Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

         The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Manager after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. The selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

SECURITIES TRANSACTIONS
------------------------

         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the

Adviser and other affiliates of the Trust, the Adviser or the Manager, may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Manager if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Manager nor affiliates of the Trust, the Manager or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

CODE OF ETHICS. The Trust, the Manager and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Manager and, the Adviser and as described below, imposes additional, more onerous, restrictions on investment personnel of the Manager and the Adviser. The Code requires that employees of the Manager and the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Manager and the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Manager and the Adviser within periods of trading by the Funds in the same
(or equivalent) security.

PORTFOLIO TURNOVER
------------------
         Because the Funds are actively managed by the Adviser in light of the Adviser's investment outlook for common stocks, there may be a very substantial turnover of each Fund's portfolio. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

         The Growth/Value Fund expects that the average holding period of its equity securities will be between eighteen and thirty-six months. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

         If warranted by market conditions, the Aggressive Growth Fund may engage in short-term trading if the Adviser believes the transactions, net of costs, will result in improving the income or the appreciation potential of the Fund's portfolio. Because of the possibility of short-term trading, there may be a very substantial turnover of the Fund's portfolio.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
-----------------------------------------------------
         The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

OTHER PURCHASE INFORMATION
---------------------------
         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Funds is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Manager with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of a Fund who submits a

Letter of Intent to the Transfer Agent The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Manager a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Manager. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----
         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of August 31, 1997, the Aggressive Growth
Fund had capital loss carryforwards for federal income tax purposes of $154,085 and, in addition, elected to defer until its March 31, 1998 fiscal year $202,393 of capital losses incurred after October 31, 1996. These capital losses and "post-October" losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     Investments by the Aggressive Growth Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss.

         Certain hedging transactions undertaken by the Aggressive Growth Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company

Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
-----------------------------------
         From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                P (1 + T)n = ERV
Where:

P   =             a hypothetical initial payment of $1,000
T   =             average annual total return
n   =             number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Funds for the periods ended August 31, 1997 are as follows:

Growth/Value Fund
1 year                                          41.23%
Since inception (September 29, 1995)            26.95%

Aggressive Growth Fund
1 year                                          43.12%
Since inception (September 29, 1995)            26.46%

         Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. The total returns as calculated in this manner for the fiscal periods ended August 31, 1997 and 1996 were 47.11% and 11.80%, respectively, for the Growth/Value Fund and 49.09% and 9.50%, respectively, for the Aggressive Growth Fund.

         A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for the Funds (excluding sales loads) for the periods ended August 31, 1997 are as follows:

         Growth/Value Fund
         1 Year                                       47.11%
         Since inception (September 29, 1995)         29.69%

         Aggressive Growth Fund
         1 Year                                       49.09%
         Since inception (September 29, 1995)         29.19%

         A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                               Yield = 2[(a-b/cd +1)6 -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Growth/Value Fund may provide comparative performance information appearing in the Growth Funds category and the Aggressive Growth Fund may provide comparative performance information appearing in the Capital Appreciation Funds category. In addition, the Funds may also use comparative performance information of relevant indices, including the following:

         S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement.

         NASDAQ Composite Index is an unmanaged index of common stocks of companies traded over-the-counter and offered through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------
         As of December 5, 1997, Trans Financial Bank, N.A., 500 Main Street, Bowling Green, Kentucky owned of record 63.66% of the outstanding shares of the Growth/Value Fund and 65.24% of the outstanding shares of the Aggressive Growth Fund. Trans Financial Bank may be deemed to control each Fund by virtue of the fact that it owned of record more than 25% of the shares of such Funds as of such date. As of December 5, 1997 Charles Schwab & Co., Inc. Mutual Funds Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery Street, San Francisco, California owned of record 18.34% of the outstanding shares of the Growth/Value Fund and 12.76% of the outstanding shares of the Aggressive Growth Fund.

         As of December 5, 1997, the Trustees and officers of the Trust as a group owned of record or beneficially 1.47% of the outstanding shares of the Trust and less than 1% of the outstanding shares of each Fund.

CUSTODIAN
----------
         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for each Fund's investments. Star Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
---------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending March 31, 1998. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

TRANSFER AGENT
--------------
         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Manager by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account from each of the Funds, provided, however, that the minimum fee is $1,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, each Fund pays CFS a fee in accordance with the following schedule:

                   Asset Size of Fund                    Monthly Fee
           $          0 - $ 50,000,000                   $2,000
              50,000,000 -  100,000,000                   2,500
             100,000,000 -  200,000,000                   3,000
             200,000,000 -  300,000,000                   3,500
                    Over    300,000,000                   4,500*

* Subject to an additional fee of .001% of average daily net assets.

         In addition, each Fund pays all costs of external pricing services.

         CFS is  retained  by the  Manager  to assist the  Manager in  providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Manager. The Manager is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Manager.

ANNUAL REPORT
-------------
         The Predecessor Funds' audited financial statements as of August 31, 1997 appear in the annual report which is attached to this Statement of Additional Information.

                              Capital Appreciation
                                     Income
                                   Tax-Exempt

                                  ANNUAL REPORT
                                 AUGUST 31, 1997

                                  GROWTH/VALUE
                                      FUND

                                AGGRESSIVE GROWTH
                                      FUND

                                INTERMEDIATE BOND
                                      FUND

                                  MONEY MARKET
                                      FUND

                                KENTUCKY TAX-FREE
                                      FUND

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================


The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. For the fiscal year ended August 31, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 47.11%, as compared to 40.65% for the Standard & Poor's 500 (S&P 500) Index.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. For the fiscal year ended August 31, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 49.09%, as compared to 39.54% for the NASDAQ Index.

The equity market was strong through the summer months with each Fund's primary sector concentrations, namely, healthcare, technology, energy and financial services, participating in the advance. In contrast to earlier in the year, the broader market has performed better than the popular averages due to the shift in focus away from larger capitalization stocks to the mid-to-small capitalization stocks. Our performance stayed with or outperformed the market averages because of our focus on investing in growth opportunities among companies of various sizes which are selling at value prices.

Our concentrated sectors each have distinct characteristics driving growth. Healthcare growth is bolstered by the aging population and productivity gains stemming from enlightened government reforms. Technology continues to alter fundamental production and service delivery systems that increase productivity significantly. Energy demand continues to grow faster than new found reserves and technology is making vast headway in finding and servicing new oil and gas reserves at costs never imagined even four or five years ago. Financial services continues to restructure itself with new technology-enabled systems and the gradual unfolding of regulatory freedoms that allow more competition and greater responsiveness to fulfilling consumer needs.

The above growth characteristics are compelling when viewed in the context of closely allied defensive characteristics. Healthcare demand is largely unaffected by economic cycles. Technology is a volatile sector, but a portion of this systematic risk is alleviated by our investment style, which imposes a discipline of buying three-to-five year anticipated growth at a risk-adjusted, discounted price-to-earnings multiple. Energy has historically been a defensive sector, especially during inflationary periods. Entrepreneurial financial services companies are expanding beyond traditional, artificially-imposed boundaries, and erecting growth and hedging elements that should dilute earnings damage from an extended upturn in interest rates.

We attempt to position the Growth/Value Fund to participate in the bull market and simultaneously limit the risk profile in such a way as to minimize relative market losses during downturns. The Aggressive Growth Fund also emphasizes buying growth at value, but the average capitalization size is much smaller than that of the Growth/Value Fund. The smaller, and usually younger, aggressive growth companies add somewhat to the risk/return profile of the Aggressive Growth Fund.

Consistent with past October market behavior, the opening weeks of the fourth quarter have been volatile, caused by near-term concerns over quarterly earnings reports in the technology sector and currency problems in Asia. In addition, energy has been clouded somewhat by the inventory buildup of home heating fuels together with some forecasts of a relatively mild winter. In spite of these very near-term observations, we continue to believe that our long-term holdings have ample fundamental support to warrant continued optimism in their respective sectors.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
CHART:
COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
GROWTH/VALUE FUND AND THE STANDARD & POOR'S 500 INDEX

STANDARD & POOR'S 500 INDEX:                       GROWTH/VALUE FUND:
                   MONTHLY                                                              MONTHLY
DATE                RETURN               BALANCE                    DATE                 RETURN                BALANCE
09/29/95                                      10,000                09/29/95                                        9,600
10/31/95               -0.61%                  9,939                10/31/95                -1.70%                  9,437
11/30/95                4.39%                 10,376                11/30/95                 6.21%                 10,022
12/31/95                1.93%                 10,576                12/31/95                 0.77%                 10,099
01/31/96                3.40%                 10,936                01/31/96                 3.61%                 10,464
02/29/96                0.93%                 11,037                02/29/96                 4.04%                 10,886
03/31/96                0.96%                 11,143                03/31/96                 0.97%                 10,992
04/30/96                1.47%                 11,307                04/30/96                 3.58%                 11,386
05/31/96                2.58%                 11,599                05/31/96                 0.76%                 11,472
06/30/96                0.38%                 11,643                06/30/96                -3.26%                 11,098
07/31/96               -4.42%                 11,129                07/31/96                -7.44%                 10,272
08/31/96                2.11%                 11,364                08/31/96                 4.49%                 10,733
09/30/96                5.63%                 12,003                09/30/96                 5.19%                 11,290
10/31/96                2.76%                 12,334                10/31/96                 2.47%                 11,568
11/30/96                7.56%                 13,267                11/30/96                 6.80%                 12,355
12/31/96               -1.98%                 13,004                12/31/96                -1.38%                 12,185
01/31/97                6.25%                 13,816                01/31/97                 8.06%                 13,167
02/28/97                0.78%                 13,925                02/28/97                -2.78%                 12,801
03/31/97               -4.11%                 13,352                03/31/97                -3.98%                 12,291
04/30/97                5.97%                 14,150                04/30/97                 2.90%                 12,647
05/31/97                6.09%                 15,011                05/31/97                 7.23%                 13,561
06/30/97                4.48%                 15,684                06/30/97                 6.46%                 14,437
07/31/97                7.96%                 16,932                07/31/97                 9.67%                 15,833
08/31/97               -5.60%                 15,983                08/31/97                -0.28%                 15,789


GROWTH/VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
41.23%      26.95%

*Fund inception was September 29, 1995.
Past performance is not predictive of future performance.

CHART:
COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
AGGRESSIVE GROWTH FUND AND THE NASDAQ INDEX

NASDAQ INDEX                                       AGGRESSIVE GROWTH FUND:
                          MONTHLY                                                              MONTHLY
DATE                      RETURN             BALANCE                 DATE                      RETURN               BALANCE
09/29/95                                     10,000                  09/29/95                                         9,600
10/31/95                  -1.03%              9,897                  10/31/95                  -5.30%                 9,091
11/30/95                   2.29%             10,124                  11/30/95                   5.91%                 9,629
12/31/95                  -0.59%             10,064                  12/31/95                  -0.80%                 9,552
01/31/96                   0.76%             10,141                  01/31/96                  -0.30%                 9,523
02/29/96                   3.86%             10,532                  02/29/96                   6.25%                10,118
03/31/96                   0.12%             10,545                  03/31/96                   2.85%                10,406
04/30/96                   8.12%             11,401                  04/30/96                  10.06%                11,453
05/31/96                   4.46%             11,910                  05/31/96                  -0.25%                11,424
06/30/96                  -4.68%             11,353                  06/30/96                  -5.80%                10,762
07/31/96                  -8.80%             10,354                  07/31/96                  -8.39%                 9,859
08/31/96                   5.66%             10,940                  08/31/96                   6.62%                10,512
09/30/96                   7.51%             11,761                  09/30/96                   4.47%                10,982
10/31/96                  -0.43%             11,711                  10/31/96                   0.00%                10,982
11/30/96                   5.84%             12,395                  11/30/96                   5.68%                11,606
12/31/96                  -0.10%             12,382                  12/31/96                   2.12%                11,853
01/31/97                   6.89%             13,236                  01/31/97                   6.74%                12,651
02/28/97                  -5.12%             12,558                  02/28/97                  -5.17%                11,997
03/31/97                  -6.65%             11,723                  03/31/97                  -5.05%                11,391
04/30/97                   3.25%             12,104                  04/30/97                   1.18%                11,525
05/31/97                  11.13%             13,452                  05/31/97                   8.93%                12,555
06/30/97                   3.04%             13,860                  06/30/97                   7.05%                13,440
07/31/97                  10.56%             15,323                  07/31/97                   9.23%                14,681
08/31/97                  -0.38%             15,265                  08/31/97                   6.75%                15,672


AGGRESSIVE GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
43.12%      26.46%

*Fund inception was September 29, 1995.
Past performance is not predictive of future performance.

INTERMEDIATE BOND FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. For the fiscal year ended August 31, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 9.48%, as compared to 8.44% for the Lehman Brothers Intermediate Government/Corporate Index.

The fixed-income market during the fiscal year was characterized by uncertainty. The yield on the benchmark 30-year Treasury bond vacillated in a broad, but well-defined, range between 6.35% and 7.20%. The Fund's strategy of purchasing higher coupon, callable corporate bonds was well-suited for the volatile, but essentially range-bound, interest rate environment. Performance was further enhanced by a slightly longer-than-average duration.

The Fund remains well-diversified with approximately 40% of assets invested in securities issued by government agencies, and 60% of assets invested among 34 different corporate issuers across a wide variety of industries. The Fund continues to focus primarily on higher yielding investment-grade corporate bonds with an overriding emphasis on the income component of total return.

CHART:

COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CORPORATE INDEX

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX                INTERMEDIATE BOND FUND:
                      MONTHLY                                                                   MONTHLY
DATE                  RETURN              BALANCE                      DATE                     RETURN               BALANCE
10/03/95                                  10,000                       10/03/95                                       9,800
10/31/95               1.11%              10,111                       10/31/95                  0.51%                9,850
11/30/95               1.31%              10,243                       11/30/95                  1.07%                9,955
12/31/95               1.05%              10,351                       12/31/95                  0.83%               10,038
01/31/96               0.86%              10,440                       01/31/96                  0.93%               10,131
02/29/96              -1.17%              10,318                       02/29/96                 -0.95%               10,035
03/31/96              -0.51%              10,265                       03/31/96                 -0.24%               10,011
04/30/96              -0.35%              10,229                       04/30/96                 -0.48%                9,963
05/31/96              -0.08%              10,221                       05/31/96                  0.17%                9,979
06/30/96               1.06%              10,329                       06/30/96                  1.20%               10,099
07/31/96               0.30%              10,360                       07/31/96                  0.23%               10,122
08/31/96               0.08%              10,369                       08/31/96                 -0.05%               10,117
09/30/96               1.39%              10,513                       09/30/96                  0.89%               10,208
10/31/96               1.77%              10,699                       10/31/96                  1.96%               10,408
11/30/96               1.32%              10,840                       11/30/96                  1.53%               10,567
12/31/96              -0.64%              10,771                       12/31/96                 -0.57%               10,507
01/31/97               0.39%              10,813                       01/31/97                  0.25%               10,533
02/28/97               0.19%              10,833                       02/28/97                  0.18%               10,551
03/31/97              -0.69%              10,759                       03/31/97                 -0.92%               10,454
04/30/97               1.18%              10,886                       04/30/97                  1.66%               10,628
05/31/97               0.83%              10,976                       05/31/97                  0.84%               10,717
06/30/97               0.91%              11,076                       06/30/97                  1.41%               10,869
07/31/97               2.03%              11,301                       07/31/97                  2.95%               11,189
08/31/97              -0.50%              11,244                       08/31/97                 -1.01%               11,076

INTERMEDIATE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
 7.29%       5.49%

*Fund inception was October 3, 1995.
Past performance is not predictive of future performance.

KENTUCKY TAX-FREE FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The Kentucky Tax-Free Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations. For the fiscal year ended August 31, 1997 the Fund's total return (excluding the impact of applicable sales loads) was 7.36%, as compared to 9.25% for the Lehman Brothers Municipal Index.

Municipal bonds generally tracked Treasury securities, underperforming early in the fiscal year, then outperforming during the latter part of the fiscal year. The Fund pursued an income-oriented strategy, purchasing premium bonds at attractive yields. While the strategy was an effective one for a mostly range-bound market, performance was hampered by a somewhat shorter-than-average duration. Due to uncertain cash flows in the Fund, a higher degree of liquidity was maintained which resulted in a lower duration.

Income will continue to be the primary focus of the Fund. The Fund's duration will be extended on market weakness in an effort to maximize income and to take advantage of the relative cheapness of municipals versus Treasuries.

CHART:
COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
KENTUCKY TAX-FREE FUND AND THE LEHMAN BROTHERS MUNICIPAL INDEX


LEHMAN BROTHERS MUNICIPAL INDEX                                   KENTUCKY TAX-FREE FUND:
                      MONTHLY                                                             MONTHLY
DATE                  RETURN              BALANCE                 DATE                    RETURN                 BALANCE
09/27/95                                  10,000                  09/27/95                                        9,600
10/31/95               1.45%              10,145                  10/31/95                 2.42%                  9,832
11/30/95               1.66%              10,313                  11/30/95                 1.90%                 10,019
12/31/95               0.96%              10,412                  12/31/95                 1.23%                 10,142
01/31/96               0.76%              10,492                  01/31/96                 0.65%                 10,208
02/29/96              -0.68%              10,420                  02/29/96                -0.73%                 10,133
03/31/96              -1.28%              10,287                  03/31/96                -1.20%                 10,011
04/30/96              -0.28%              10,258                  04/30/96                -0.17%                  9,994
05/31/96              -0.04%              10,254                  05/31/96                -0.01%                  9,992
06/30/96               1.09%              10,366                  06/30/96                -0.18%                  9,974
07/31/96               0.91%              10,460                  07/31/96                 1.66%                 10,140
08/31/96              -0.02%              10,458                  08/31/96                 0.17%                 10,157
09/30/96               1.40%              10,604                  09/30/96                 1.00%                 10,259
10/31/96               1.13%              10,724                  10/31/96                 0.94%                 10,355
11/30/96               1.83%              10,920                  11/30/96                 1.53%                 10,514
12/31/96              -0.42%              10,875                  12/31/96                -0.34%                 10,478
01/31/97               0.19%              10,895                  01/31/97                 0.26%                 10,505
02/28/97               0.92%              10,995                  02/28/97                 0.89%                 10,598
03/31/97              -1.33%              10,849                  03/31/97                -0.75%                 10,518
04/30/97               0.84%              10,940                  04/30/97                 0.53%                 10,574
05/31/97               1.50%              11,104                  05/31/97                 1.03%                 10,684
06/30/97               1.07%              11,223                  06/30/97                 0.72%                 10,761
07/31/97               2.77%              11,534                  07/31/97                 1.90%                 10,965
08/31/97              -0.94%              11,426                  08/31/97                -0.55%                 10,904



KENTUCKY TAX-FREE FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
 3.06%       4.58%

*Fund inception was September 27, 1995.
Past performance is not predictive of future performance.


STATEMENTS OF ASSETS AND LIABILITIES
August 31, 1997
===================================================================================================================================
                                                     GROWTH/   AGGRESSIVE   INTERMEDIATE      MONEY     KENTUCKY
                                                      VALUE      GROWTH         BOND         MARKET     TAX-FREE
                                                      FUND        FUND          FUND          FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost..........................  $19,842,469   $9,516,442   $14,884,587   $87,944,917   $8,083,127
                                                  ============  ==========   ===========   ===========  ===========
   At amortized cost............................  $19,842,469   $9,516,442   $14,884,587   $87,944,917   $7,981,883
                                                  ===========   ==========   ===========   ===========  ===========
   At value (Note 2)............................  $27,516,945  $14,230,179   $14,972,202   $87,944,917   $8,073,983
Investments in repurchase agreements (Note 2)...           --           --        54,931    23,258,658           --
Cash ...........................................           --        1,634         5,076            --      233,962
Interest and dividends receivable...............       16,876        3,510       208,558     1,550,396       96,611
Receivable from affiliate (Note 4)..............           --        1,680        13,019         5,215        2,857
Receivable for capital shares sold..............           --       16,425        22,991            --       41,000
Organization costs, net (Note 2)................       19,584       19,584        19,584        19,584       19,584
                                                  -----------   ----------   -----------   -----------  -----------
   TOTAL ASSETS.................................   27,553,405   14,273,012    15,296,361   112,778,770    8,467,997
                                                  -----------   ----------   -----------   -----------  -----------
LIABILITIES
Bank overdraft..................................        2,192           --            --     1,029,808           --
Dividends payable...............................           --           --        80,975       392,946       20,095
Payable for capital shares redeemed.............       14,751           --            --            --           --
Payable for securities purchased................      744,040      278,750        89,439    16,762,000           --
Other accrued expenses and liabilities..........       14,353       10,527        12,070        24,947       10,270
                                                  -----------   ----------   -----------   -----------  -----------
   TOTAL LIABILITIES ...........................      775,336      289,277       182,484    18,209,701       30,365
                                                  -----------   ----------   -----------   -----------  -----------
NET ASSETS .....................................  $26,778,069  $13,983,735   $15,113,877   $94,569,069   $8,437,632
                                                  ===========   ==========   ===========   ===========  ===========
Net assets consist of:
Paid-in capital.................................  $19,103,593   $9,626,476   $15,076,896   $94,571,137   $8,341,407
Undistributed net investment income.............           --           --            --           494           --
Accumulated net realized gains (losses)
     from security transactions.................           --     (356,478)      (50,634)       (2,562)       4,125
Net unrealized appreciation on investments......    7,674,476    4,713,737        87,615            --       92,100
                                                  -----------   ----------   -----------   -----------  -----------
Net assets......................................  $26,778,069  $13,983,735   $15,113,877   $94,569,069   $8,437,632
                                                  ===========   ==========   ===========   ===========  ===========
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5).......................    1,684,685      858,688     1,511,122    94,571,137      822,742
                                                  ===========   ==========   ===========   ===========  ===========
Net asset value and redemption
    price per share (Note 2)....................    $   15.90    $   16.29    $   10.00       $   1.00  $     10.26
                                                  ===========   ==========   ===========   ===========  ===========

Maximum offering price per share (Note 2).......     $  16.56     $  16.97      $  10.20      $   1.00  $     10.69
                                                  ===========   ==========   ===========   ===========  ===========

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended August 31, 1997
===================================================================================================================================
                                                     GROWTH/   AGGRESSIVE INTERMEDIATE    MONEY     KENTUCKY
                                                      VALUE      GROWTH       BOND       MARKET     TAX-FREE
                                                      FUND        FUND        FUND        FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income..............................    $ 36,676    $ 19,827   $1,088,715 $5,391,779   $ 626,947
   Dividend  income.............................     153,095      14,849          --          --         --
                                                  ----------   ---------   ----------  ---------  -----------
     TOTAL INVESTMENT INCOME....................     189,771      34,676    1,088,715  5,391,779     626,947
                                                  ----------   ---------   ----------  ---------  -----------

EXPENSES
   Investment advisory fees (Note 4)............     206,612      94,159      60,906     188,896      47,946
   Shareholder service fees (Note 4)............      51,654      23,540      38,066     236,120      29,966
   Administration fees (Note 4).................      30,995      24,866      24,866     141,672      24,866
   Accounting services fees (Note 4)............      36,000      36,000      36,000      47,500      36,000
   Professional fees............................      25,081      24,383      23,729      40,144      25,286
   Transfer agent fees (Note 4).................      28,000      27,079      25,526      21,186      29,221
   Custodian fees...............................       5,121       3,192       8,129      26,184       2,150
   Amortization of organization costs (Note 2)..       6,351       6,351       6,351       6,351       6,351
   Reports to shareholders......................       2,885       1,282       2,323      13,943       2,199
   Pricing expense..............................       2,916       2,115       2,683         439       6,443
   Insurance expense............................       1,619         686       1,332       7,834       1,367
   Trustees' fees and expenses..................       1,646         734       1,271       7,663       1,193
   Registration fees............................       2,666       2,522       1,957       2,984         238
   Other expenses...............................       2,849         723       1,500       6,771       1,623
                                                  ----------   ---------   ----------   ---------  -----------
     TOTAL EXPENSES.............................     404,395     247,632     234,639     747,687     214,849
   Fees waived and/or expenses
     reimbursed (Note 4)........................          --    ( 64,077)   (104,530)  ( 130,362)   (112,585)
                                                  ----------   ---------   ----------   ---------  -----------
     NET EXPENSES...............................     404,395     183,555     130,109     617,325     102,264
                                                  ----------   ---------   ----------   ---------  -----------
NET INVESTMENT INCOME (LOSS) ...................    (214,624)  ( 148,879)    958,606   4,774,454     524,683
                                                  ----------   ---------   ----------   ---------  -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
   Net realized gains (losses) from security
     transactions...............................     894,909    (356,478)     14,511     ( 2,536)      6,913
   Net change in unrealized
     appreciation/depreciation on investments..    7,431,395   4,653,168     420,446          --     351,842
                                                  ----------   ---------   ----------   ---------  -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS ..............................   8,326,304   4,296,690     434,957     ( 2,536)    358,755
                                                  ----------   ---------   ----------   ---------  -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....  $8,111,680  $4,147,811  $1,393,563  $4,771,918     $883,438
                                                  ==========   =========   ==========   =========  ===========

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended August 31, 1997 and 1996
===================================================================================================================================
                                                     GROWTH/   AGGRESSIVE   INTERMEDIATE      MONEY       KENTUCKY
                                                      VALUE      GROWTH         BOND         MARKET       TAX-FREE
                                                      FUND        FUND          FUND          FUND           END
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:  SEPTEMBER 1, 1995 (A)  ............    $     --    $     --      $     --      $     --       $    --
                                                  ----------   ---------     ----------   -----------    -----------
FROM OPERATIONS:
   Net investment income (loss).................    ( 50,747)   ( 39,525)      601,786      2,473,468        714,832
   Net realized gains (losses) from
     security transactions......................      89,352      43,284      ( 15,393)         2,494        ( 2,788)
   Net change in unrealized
     appreciation/depreciation on investments...     243,081      60,569     ( 332,831)            --      ( 259,742)
                                                  ----------   ---------     ----------   -----------    -----------
Net increase in net assets from operations......     281,686      64,328       253,562      2,475,962        452,302
                                                  ----------   ---------     ----------   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........          --          --     ( 601,786)    (2,473,468)     ( 828,883)
                                                  ----------   ---------     ----------   -----------    ------------
Decrease in net assets from distributions
   to shareholders..............................          --          --     ( 601,786)    (2,473,468)     ( 828,883)
                                                   ----------   ---------     ----------   -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold....................  15,471,301   7,269,024     14,919,014   446,620,681     28,751,437
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders...............................          --          --         13,886        84,304        559,139
   Payments for shares redeemed.................    (645,322)  ( 783,438)    (1,227,784) (370,344,632)   (13,093,506)
                                                  ----------   ---------     ----------   -----------    -----------
Net increase in net assets from capital
share transactions..............................  14,825,979   6,485,586     13,705,116    76,360,353     16,217,070
                                                  ----------   ---------     ----------   -----------    -----------
NET ASSETS:  AUGUST 31, 1996 ...................  15,107,665   6,549,914     13,356,892    76,362,847     15,840,489
                                                  ----------   ---------     ----------   -----------    -----------
FROM OPERATIONS:
   Net investment income (loss).................    (214,624)  ( 148,879)       958,606     4,774,454        524,683
   Net realized gains (losses) from
     security transactions......................     894,909   ( 356,478)        14,511       ( 2,536)         6,913
   Net change in unrealized
     appreciation/depreciation on investments...   7,431,395   4,653,168        420,446            --        351,842
                                                  ----------   ---------     ----------   -----------    -----------
Net increase in net assets from operations......   8,111,680   4,147,811      1,393,563     4,771,918        883,438
                                                  ----------   ---------     ----------   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........          --          --      ( 958,606)  ( 4,773,960)      ( 524,683)
   Distributions in excess of net investment
     income (Note 2)............................          --          --             --            --       ( 100,598)
   Distributions from net realized gains........    (888,542)    (16,180)      ( 49,752)      ( 2,520)            --
                                                  ----------   ---------     ----------   -----------    -----------
Decrease in net assets from distributions
   to shareholders..............................   ( 888,542)    (16,180)    (1,008,358)   (4,776,480)     ( 625,281)
                                                  ----------   ---------     ----------   -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold....................   9,367,824   5,211,479      5,244,400   570,122,610      1,302,552
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders............................     260,810       4,532         19,314       424,478       303,297
   Payments for shares redeemed.................  (5,181,368) (1,913,821)    (3,891,934) (552,336,304)   (9,266,863)
                                                  ----------   ---------     ----------   -----------    -----------
Net increase (decrease) in net assets from
    capital share transaction...................   4,447,266   3,302,190      1,371,780    18,210,784    ( 7,661,014)
                                                  ----------   ---------     ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........  11,670,404   7,433,821      1,756,985    18,206,222    ( 7,402,857)
                                                  ----------   ---------     ----------   -----------    -----------
NET ASSETS:  AUGUST 31, 1997 ................... $26,778,069 $13,983,735    $15,113,877   $94,569,069     $8,437,632
                                                  ==========   =========     ==========   ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME ............    $     --    $     --       $     --      $    494        $    --
                                                  ==========   =========     ==========   ===========    ===========

(A)  Date of commencement of operations.........   Sept. 29,   Sept. 29,         Oct. 3,     Sept. 29,      Sept. 27,
                                                       1995        1995            1995          1995           1995
See accompanying notes to financial statements.


GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       11.18     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment loss...................................................           ( 0.13 )          ( 0.06)(B)
   Net realized and unrealized gains on investments......................             5.39              1.24
                                                                             --------------   ---------------
Total from investment operations.........................................             5.26              1.18
                                                                             --------------   ---------------
Less distributions:
   Distributions from net realized gains.................................           ( 0.54 )            --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.54 )            --
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       15.90     $       11.18
                                                                             ==============   ===============
Total return (C) ........................................................           47.11%            11.80%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      26,778     $      15,108
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            1.95%             1.95% (E)
Ratio of net investment loss to average net assets.......................          ( 1.03% )         ( 0.62%)(E)
Portfolio turnover rate..................................................              52%               21%
Average commission rate per share........................................    $      0.0554     $      0.0700
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assts would have been 2.83%(E) for the period ended August 31, 1996.
(E) Annualized.

See accompanying notes to financial statements.


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       10.95     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment loss...................................................           ( 0.17 )          ( 0.11)(B)
   Net realized and unrealized gains on investments......................             5.54              1.06
                                                                             --------------   ---------------
Total from investment operations.........................................             5.37              0.95
                                                                             --------------   ---------------
Less distributions:
   Distributions from net realized gains.................................           ( 0.03 )            --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.03 )            --
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       16.29     $       10.95
                                                                             ==============   ===============
Total return (C) ........................................................           49.09%             9.50%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      13,984     $       6,550
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            1.94%             1.95% (E)
Ratio of net investment loss to average net assets.......................          ( 1.57% )         ( 1.26%)(E)
Portfolio turnover rate..................................................              51%               16%
Average commission rate per share........................................    $      0.0534     $      0.0800
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.62% and 5.05%(E) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.


INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $        9.75     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................             0.62              0.57(B)
   Net realized and unrealized gains (losses) on investments.............             0.28            ( 0.25)
                                                                             --------------   ---------------
Total from investment operations.........................................             0.90              0.32
                                                                             --------------   ---------------
Less distributions:
   Dividends from net investment income..................................           ( 0.62 )          ( 0.57)
   Distributions from net realized gains.................................           ( 0.03 )            --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.65 )          ( 0.57)
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       10.00     $        9.75
                                                                             ==============   ===============
Total return (C) ........................................................            9.48%             3.23%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      15,114     $      13,357
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            0.85%             0.68%(E)
Ratio of net investment income to average net assets.....................            6.26%             6.31%(E)
Portfolio turnover rate..................................................              41%               12%
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (October 3, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.53% and 2.04%(E) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $        1.00     $        1.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................            0.050            0.046 (B)
                                                                             --------------   ---------------
Total from investment operations.........................................            0.050             0.046
                                                                             --------------   ---------------
Less distributions:
   Dividends from net investment income..................................          ( 0.050 )         ( 0.046)
                                                                             --------------   ---------------
Total distributions......................................................          ( 0.050 )         ( 0.046)
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $        1.00     $        1.00
                                                                             ==============   ===============
Total return.............................................................            5.14%             4.70%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      94,569     $      76,363
                                                                             ==============   ===============
Ratio of expenses to average net assets(C) ..............................            0.65%             0.65%(D)
Ratio of net investment income to average net assets.....................            5.03%             4.94%(D)
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 0.79% and 0.99%(D) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(D) Annualized.

See accompanying notes to financial statements.

KENTUCKY TAX-FREE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data For a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       10.06     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................             0.44              0.51(B)
   Net realized and unrealized gains on investments......................             0.28              0.06
                                                                             --------------   ---------------
Total from investment operations.........................................             0.72              0.57
                                                                             --------------   ---------------
Less distributions:
   Dividends from net investment income..................................           ( 0.44 )          ( 0.51)
   Distributions in excess of net investment income......................           ( 0.08 )              --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.52 )          ( 0.51)
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       10.26     $       10.06
                                                                             ==============   ===============
Total return (C) ........................................................            7.36%             5.80%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $       8,438     $      15,840
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            0.85%             0.82%
Ratio of net investment income to average net assets.....................            4.35%             5.30%(E)
Portfolio turnover rate..................................................               0%              145%
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 27, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.78% and 1.65%(E) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 1997
===============================================================================
1.  Organization
The Growth/Value Fund and Aggressive Growth Fund are each a non-diversified series of Countrywide Strategic Trust. The Intermediate Bond Fund and Money Market Fund are, respectively, a non-diversified and diversified series of Countrywide Investment Trust. The Kentucky Tax-Free Fund is a non-diversified series of Countrywide Tax-Free Trust. Each Trust was established as a Massachusetts business trust registered under the Investment Company Act of 1940. Countrywide Strategic Trust was organized on November 18, 1982 and currently offers five series of shares. Countrywide Investment Trust was organized on December 7, 1980 and currently offers seven series of shares. Countrywide Tax-Free Trust was organized on April 13, 1981 and currently offers seven series of shares. The Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Money Market Fund and the Kentucky Tax-Free Fund (individually, a Fund and, collectively, the Funds) were originally organized as series of Trans Adviser Funds, Inc. (Note 7).

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Investments will largely be made in companies of greater than $750 million capitalization. The Fund commenced investment operations on September 29, 1995.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase). The Fund commenced investment operations on September 29, 1995.

The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. The Fund commenced investment operations on October 3, 1995.

The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund invests primarily in high-quality U.S. dollar-denominated money market instruments. The Fund commenced investment operations on September 29, 1995.

The Kentucky Tax-Free Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations. The Fund commenced investment operations on September 27, 1995.

2.  Significant Accounting Policies
The following is a summary of the Funds' significant accounting policies:

Security valuation -- Money Market Fund securities are valued on an amortized cost basis which approximates market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share. Securities held by the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund and Kentucky Tax-Free Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors.


Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The current maximum offering price per share of the Growth/Value Fund, Aggressive Growth Fund and Kentucky Tax-Free Fund is equal to net asset value per share plus a sales load equal to 4.17% of net asset value (or 4% of the offering price) while the current maximum offering price per share of the Intermediate Bond Fund is equal to net asset value per share plus a sales load equal to 2.04% of net asset value (or 2% of the offering price). The offering price of the Money Market Fund is equal to the net asset value per share. The redemption price per share of each Fund is equal to the net asset value per share.

Prior to August 30, 1997, the maximum offering price per share of the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund and Kentucky Tax-Free Fund was equal to net asset value per share plus a sales load equal to 4.71% of net asset value (or 4.5% of the offering price).

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. The Kentucky Tax-Free Fund amortizes premium on fixed income investments to the maturity (or first call) date using the yield-to-maturity method. In all other Funds, if a fixed income investment is purchased at a premium, the premium is not amortized. If a fixed income investment is purchased at a discount (other than original issue discount), the discount is not accreted. Original issue discount on fixed income investments is accreted daily using the yield-to-maturity method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Growth/Value Fund and Aggressive Growth Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of the Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Funds in connection with their organization and registration of shares, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of August 31, 1997:


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Growth/      Aggressive     Intermediate     Kentucky
                                                       Value         Growth           Bond         Tax-Free
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation..................   $  7,854,770    $  4,821,978    $   144,820    $    95,250
Gross unrealized depreciation..................      ( 180,294)      ( 108,241)     ( 104,962 )      ( 3,150)
                                                  ------------   --------------  -------------  --------------
Net unrealized appreciation....................   $  7,674,476    $  4,713,737    $    39,858    $    92,100
                                                  ============   ==============  =============  ==============
Federal income tax cost........................   $ 19,842,469     $ 9,516,442    $14,932,344    $  7,981,883
                                                  ============   ==============  =============  ==============
-----------------------------------------------------------------------------------------------------------------------------------

For the Intermediate Bond Fund, the difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of August 31, 1997, the Aggressive Growth Fund and the Money Market Fund had capital loss carryforwards for federal income tax purposes of $154,085 and $1,955, respectively. In addition, the Aggressive Growth Fund, Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund elected to defer until each Fund's subsequent tax year $202,393, $2,877, $607 and $39,798, respectively, of capital losses incurred after October 31, 1996. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distribution to shareholders.

Reclassification of capital accounts -- For the year ended August 31, 1997, the Growth/Value Fund and Aggressive Growth Fund had net investment losses of $214,624 and $148,879, respectively. With respect to the Growth/Value Fund, $50,796 of the net investment loss was used to offset net short-term capital gains and has been reclassified to accumulated net realized gains (losses) from security transactions on the Statements of Assets and Liabilities, and $163,828 has been reclassified to paid-in capital. With respect to the Aggressive Growth Fund, the $148,879 net investment loss has been reclassified to paid-in capital on the Statements of Assets and Liabilities. For the year ended August 31, 1997, the Kentucky Tax-Free Fund had distributions in excess of net investment income of $100,598 which have been reclassified to paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.  Investment Transactions
Investment transactions (excluding short-term investments) were as follows for the year ended August 31, 1997:


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Growth/      Aggressive     Intermediate     Kentucky
                                                       Value         Growth           Bond         Tax-Free
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Purchases of investment securities.............   $  14,977,055    $  8,126,232   $  8,677,924   $    --
                                                  =============   ==============  =============  ==============
Proceeds from sales and maturities of
   investment securities.......................   $  10,393,908    $  4,667,425   $  5,738,950   $   7,587,516
                                                  =============   ==============  =============  ==============
-----------------------------------------------------------------------------------------------------------------------------------

4.  Transactions with Affiliates
The Chairman and the President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Funds' investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Funds' transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

INVESTMENT ADVISER
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. The Growth/Value Fund and Aggressive Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million. The Intermediate Bond Fund and Money Market Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $50 million; 0.45% of such net assets from $50 million to $150 million; 0.40% of such net assets from $150 million to $250 million; and 0.375% of such net assets in excess of $250 million. The Kentucky Tax-Free Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $100 million; 0.45% of such net assets from $100 million to $200 million; 0.40% of such net assets from $200 million to $300 million; and 0.375% of such net assets in excess of $300 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth/Value Fund and the Aggressive Growth Fund. The Adviser (not the Funds) pays Mastrapasqua a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund's respective average daily net assets up to $50 million; 0.50% of such net assets from $50 million to $100 million; 0.40% of such net assets from $100 million to $200 million; and 0.35% of such net assets in excess of $200 million.

Prior to August 30, 1997, the investment adviser of the Funds was Trans Financial Bank, N.A. (the Predecessor Adviser). The Predecessor Adviser received a monthly advisory fee at an annual rate of 1.00% of average daily net assets for each of the Growth/Value Fund and Aggressive Growth Fund, 0.40% of average daily net assets for each of the Intermediate Bond Fund and the Kentucky Tax-Free Fund and 0.20% of average daily net assets for the Money Market Fund. Pursuant to a Sub-Advisory Agreement between the Predecessor Adviser and Mastrapasqua, the Predecessor Adviser delegated certain of its advisory responsibilities to Mastrapasqua. The Predecessor Adviser (not the Funds) paid Mastrapasqua a fee, calculated daily and paid monthly, at the annual rate of 0.50% on the first $100 million of the combined average daily net assets of the Growth/Value Fund and Aggressive Growth Fund plus 0.25% of such combined net assets in excess of $100 million; and 0.03% of the average daily net assets of each of the Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund. The Predecessor Adviser was a significant shareholder of record of each Fund as of August 31, 1997.

In order to voluntarily reduce operating expenses during the year ended August 31, 1997, the Predecessor Adviser waived $64,077 of its investment advisory fees for the Aggressive Growth Fund; waived its entire advisory fee of $60,906 and reimbursed other operating expenses of $43,624 for the Intermediate Bond Fund; waived $130,362 of its investment advisory fees for the Money Market Fund; and waived its entire advisory fee of $47,946 and reimbursed other operating expenses of $64,639 for the Kentucky Tax-Free Fund.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund to 1.95%, 1.95%, 0.95%, 0.80% and 0.82%, respectively, of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICES
CFS serves as the transfer agent, dividend paying agent and shareholder service agent for each Fund. CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each of the Growth/Value Fund and Aggressive Growth Fund, $21 per shareholder account from each of the Intermediate Bond Fund and Kentucky Tax-Free Fund and $25 per shareholder account from the Money Market Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.


Prior to August 30, 1997, Forum Financial Corp. (FFC) served as the Funds' transfer agent and dividend disbursing agent and, for these services, received an annual fee from each Fund of $12,000 plus $25 per shareholder account. In addition, FFC was reimbursed by the Funds for out-of-pocket expenses incurred in providing transfer agent services. Forum Financial Services, Inc. (Forum) acted as distributor of each Fund's shares prior to August 30, 1997. Pursuant to a shareholder servicing plan adopted by each Fund, Forum received a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund.

ADMINISTRATION
CFS provides non-investment related administrative and compliance services for each Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. The Adviser (not the Funds) pays CFS for these services.

Prior to August 30, 1997, Forum Administrative Services, LLC supervised the administration of all aspects of each Fund's operations and received a fee from each Fund at an annual rate of 0.15% of the average daily net assets of such Fund, subject to a $25,000 minimum annual fee.

ACCOUNTING SERVICES
CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,500 from each of the Growth/Value Fund and Aggressive Growth Fund, $2,750 from the Intermediate Bond Fund, $3,000 from the Money Market Fund and $3,250 from the Kentucky Tax-Free Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of portfolio securities.

Prior to August 30, 1997, FFC performed portfolio accounting services for the Funds and received an annual fee from each Fund of $36,000 plus certain surcharges based on specified assets levels and the number and types of portfolio transactions within each Fund.

5.  Capital Share Transactions
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods ended August 31, 1997 and 1996:


----------------------------------------------------------------------------------------------------------------------------------
                                                         Growth/       Aggressive     Intermediate      Money        Kentucky
                                                          Value          Growth           Bond         Market        Tax-Free
                                                          Fund            Fund            Fund          Fund           Fund
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding: September 1, 1995 (1) ......               --             --              --             --              --
                                                       ----------      ---------      ----------      ---------     -----------
Shares sold.....................................        1,408,416        668,440       1,491,710    446,620,681       2,814,888
Shares issued in reinvestment of distributions
     to shareholders............................               --            --            1,404         84,304          57,538
Shares redeemed.................................         ( 57,598)     ( 70,133)       ( 122,796)  (370,344,632)     (1,297,814)
                                                       ----------      ---------      ----------      ---------     -----------
Shares outstanding: August 31, 1996.............        1,350,818        598,307       1,370,318     76,360,353       1,574,612
                                                       ----------      ---------      ----------      ---------     -----------
Shares sold.....................................          751,684        418,585         542,916    570,122,610         127,642
Shares issued in reinvestment of distributions
     to shareholders............................           16,584            376           1,951        424,478          29,744
Shares redeemed.................................        ( 434,401)     ( 158,580)      ( 404,063) ( 552,336,304)      ( 909,256)
                                                       ----------      ---------      ----------      ---------     -----------
Net increase (decrease) in shares outstanding...          333,867        260,381         140,804     18,210,784       ( 751,870)
                                                       ----------      ---------      ----------      ---------     -----------
Shares outstanding: August 31, 1997.............        1,684,685        858,688       1,511,122     94,571,137        822,742
                                                       ==========      =========      ==========      =========     ===========
(1) Date of commencement of operations..........    Sept. 29, 1995  Sept. 29, 1995   Oct. 3, 1995  Sept. 29, 1995  Sept. 27, 1995
----------------------------------------------------------------------------------------------------------------------------------

6.  Concentrations of Credit Risk
As of August 31, 1997, the Kentucky Tax-Free Fund's investment securities were invested exclusively in debt obligations of issuers for which the interest is exempt from Kentucky income tax. The issuers' abilities to meet their obligations may be affected by Kentucky economic or political developments.

Classified by revenue source, concentrations of investment securities (representing 10% or more) for the Kentucky Tax-Free Fund as of August 31, 1997, were 29.7% leases, 24.3% education, 19.8% industrial development/pollution control and 18.4% transportation.

7.  Agreement and Plan of Reorganization
Each Fund was originally organized as a series of Trans Adviser Funds, Inc., an open-end management investment company incorporated under the laws of the State of Maryland. Trans Adviser Funds, Inc. consisted of five investment portfolios, the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund (the Predecessor Funds). The Predecessor Funds had investment objectives, policies and restrictions substantially identical to the Funds.

As of the close of business on August 29, 1997, pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, all assets and liabilities of each Predecessor Fund were transferred in exchange for capital shares of a corresponding series of Countrywide Strategic Trust, with respect to the Growth/Value Fund and Aggressive Growth Fund, Countrywide Investment Trust, with respect to the Intermediate Bond Fund and Money Market Fund, and Countrywide Tax-Free Trust, with respect to the Kentucky Tax-Free Fund. Each Predecessor Fund then distributed to its shareholders as a liquidating dividend all capital shares of the like Fund in exchange for and in cancellation of its capital shares. When the reorganization was completed, shareholders of each Fund owned the same proportional interest as they owned in the Predecessor Fund immediately before the reorganization, and each Fund owned the same portfolio of assets as the Predecessor Fund immediately before the reorganization.

The Agreement and Plan of Reorganization was approved at a special meeting of the Predecessor Funds' shareholders on August 14, 1997. The total number of shares of each Predecessor Fund voting in person or by proxy at the meeting represented 70.6% of the Growth/Value Fund's outstanding shares, 72.9% of the Aggressive Growth Fund's outstanding shares, 90.1% of the Intermediate Bond Fund's outstanding shares, 54.0% of the Money Market Fund's outstanding shares and 54.3% of the Kentucky Tax-Free Fund's outstanding shares. The results of the voting for or against the reorganization by each Fund was as follows:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Number of Shares
                                                    For                 Against                 Abstain
-----------------------------------------------------------------------------------------------------------------------------------
Growth/Value Fund                                 1,166,197                  209                   1,215
Aggressive Growth Fund                              615,269                  194                      66
Intermediate Bond Fund                            1,454,117                   --                      --
Money Market Fund                                57,549,931              236,463                 423,542
Kentucky Tax-Free Fund                              490,939                5,785                      --
-----------------------------------------------------------------------------------------------------------------------------------

For federal income tax purposes, the reorganization qualifies as a tax-free reorganization with no tax consequences to the Predecessor Funds, the Funds or their shareholders.

In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997, has been changed to March 31 for the Growth/Value Fund and Aggressive Growth Fund, September 30 for the Intermediate Bond Fund and Money Market Fund, and June 30 for the Kentucky Tax-Free Fund.

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
====================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 101.6%                                                            Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 30.1%
Avnet, Inc...............................................................            7,500     $     518,906
Intel Corp...............................................................            4,000           368,500
International Business Machines Corp.....................................           14,000         1,412,250
Lam Research Corp.*......................................................           13,000           734,500
Novell, Inc.*............................................................           35,000           328,125
Novellus Systems, Inc.*..................................................            6,000           687,750
Oracle Corp.*............................................................           22,500           857,813
QLogic Corp.*............................................................           12,500           490,625
SCB Computer Technology, Inc.*...........................................           10,000           265,000
Sun Microsystems, Inc.*..................................................           20,000           960,000
Western Digital Corp.*...................................................           30,000         1,443,750
                                                                                              ---------------
             .............................................                                     $   8,067,219
                                                                                              ---------------
HEALTH CARE -- 24.2%
American Home Products Corp..............................................            8,000     $     576,000
AmeriSource Health Corp. - Class A*......................................           10,000           500,625
Bard (C.R.), Inc.........................................................           10,000           345,000
Baxter International, Inc................................................           10,000           531,875
Beverly Enterprises, Inc.*...............................................           20,000           326,250
Bristol-Myers Squibb Co..................................................            8,000           608,000
HEALTHSOUTH Corp.*.......................................................            9,690           241,644
Health Management Associates, Inc. - Class A*............................            7,500           221,719
Manor Care, Inc..........................................................           15,000           463,125
Quorum Health Group, Inc.*...............................................            7,500           255,469
Schering-Plough Corp.....................................................           20,000           960,000
Sybron International Corp.*..............................................           15,000           599,062
Teva Pharmaceutical Industries, Ltd. - ADR...............................           10,000           523,750
Warner-Lambert Co........................................................            2,500           317,656
                                                                                              ---------------
     ....................................................................                      $   6,470,175
                                                                                              ---------------
FINANCIAL SERVICES -- 18.0%
Ace, Ltd.................................................................            7,500     $     623,438
American International Group, Inc........................................            6,000           566,250
Capital One Financial Corp...............................................           20,000           770,000
Centura Banks, Inc.......................................................           10,000           568,750
Chase Manhattan Corp.....................................................            7,500           833,906
Chubb Corp...............................................................            5,000           334,375
MBNA Corp................................................................           22,500           864,844
Penncorp Financial Group, Inc............................................            8,000           256,500
                                                                                              ---------------
     ....................................................................                      $   4,818,063
                                                                                              ---------------
ENERGY -- 15.7%
Baker Hughes, Inc........................................................           15,000     $     635,625
McDermott International, Inc.............................................           10,000           322,500
Nuevo Energy Co.*........................................................           12,000           609,750
Pride International, Inc.*...............................................           15,000           480,000
Schlumberger, Ltd........................................................           12,000           914,250
Seagull Energy Corp.*....................................................           10,000           244,375
Stone Energy Corp.*......................................................           10,000           305,000
The Williams Companies, Inc..............................................           15,000           698,438
                                                                                              ---------------
     ....................................................................                      $   4,209,938
                                                                                              ---------------


GROWTH/VALUE FUND (continued)
===================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 101.6%                                                            Shares             Value
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL -- 6.8%
Carnival Corp. - Class A.................................................           12,500     $     547,656
Friedman's, Inc. - Class A*..............................................            6,000            99,750
OfficeMax, Inc.*.........................................................           10,000           148,125
Safeway, Inc.*...........................................................            7,500           382,031
Walgreen Co..............................................................            4,600           123,913
Wal-Mart Stores, Inc.....................................................           15,000           532,500
                                                                                              ---------------
     ....................................................................                      $   1,833,975
                                                                                              ---------------
LEISURE TIME -- 2.5%
Host Marriott Corp.*.....................................................           15,000     $     292,500
Promus Hotel Corp.*......................................................           10,000           388,125
                                                                                              ---------------
     ....................................................................                      $     680,625
                                                                                              ---------------
BEVERAGES -- 2.3%
PepsiCo, Inc.............................................................           17,000     $     612,000
                                                                                              ---------------

AEROSPACE -- 1.5%
United Technologies Corp.................................................            5,000     $     390,312
                                                                                              ---------------

TRANSPORTATION -- 0.5%
Heartland Express, Inc.*.................................................            5,000     $     123,750
                                                                                              ---------------

TOTAL COMMON STOCK (Cost $19,531,581)....................................                      $  27,206,057
                                                                                              ---------------

===================================================================================================================================
                                                                                  Face              Market
CASH EQUIVALENTS -- 1.2%                                                          Amount             Value
-----------------------------------------------------------------------------------------------------------------------------------
Forum Daily Assets Treasury Fund ........................................    $     310,888     $     310,888
                                                                             --------------   ---------------
TOTAL CASH EQUIVALENTS (Cost $310,888)  .................................    $     310,888     $     310,888
                                                                             ==============   ---------------

TOTAL INVESTMENTS AT VALUE-- 102.8% .....................................                      $  27,516,945

LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.8)% ..........................                          ( 738,876)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  26,778,069
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 98.2%                                                             Shares             Value
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 41.4%
Lam Research Corp.*......................................................           10,000     $     565,000
Novell, Inc.*............................................................           55,000           515,625
Novellus Systems, Inc.*..................................................            4,000           458,500
Oracle Corp.*............................................................           11,250           428,906
QLogic Corp.*............................................................           12,500           490,625
SCB Computer Technology, Inc.*...........................................           11,000           291,500
Semtech Corp.*...........................................................           12,000           709,500
SMART Modular Technologies, Inc.*........................................           15,000           885,000
Sun Microsystems, Inc.*..................................................           10,000           480,000
Western Digital Corp.*...................................................           20,000           962,500
                                                                                              ---------------
     ....................................................................                      $   5,787,156
                                                                                              ---------------
HEALTH CARE -- 20.5%
Alternative Living Services, Inc.*.......................................           10,000     $     226,250
AmeriSource Health Corp. - Class A*......................................            7,500           375,469
Atria Communities, Inc.*.................................................           20,000           357,500
Bard (C.R.), Inc.........................................................            5,000           172,500
HealthCare COMPARE Corp.*................................................           10,000           557,500
Health Management Associates, Inc. - Class A*............................           10,000           295,625
Manor Care, Inc..........................................................           10,000           308,750
Quorum Health Group, Inc.*...............................................            5,000           170,312
Sybron International Corp.*..............................................           10,000           399,375
                                                                                              ---------------
     ....................................................................                      $   2,863,281
                                                                                              ---------------
ENERGY -- 15.3%
Hagler Bailly, Inc.*.....................................................            5,000     $     108,125
McDermott International, Inc.............................................            7,000           225,750
Nuevo Energy Co.*........................................................            9,000           457,313
Pride International, Inc.*...............................................           15,000           480,000
St. Mary Land & Exploration Co...........................................            5,000           178,750
Seagull Energy Corp.*....................................................            7,500           183,281
Stone Energy Corp.*......................................................            7,500           228,750
Tuboscope, Inc.*.........................................................           10,000           278,750
                                                                                              ---------------
     ....................................................................                      $   2,140,719
                                                                                              ---------------
FINANCIAL SERVICES -- 7.7%
Ace, Ltd.................................................................            6,000     $     498,750
Capital One Financial Corp...............................................           10,000           385,000
Penncorp Financial Group, Inc............................................            6,000           192,375
                                                                                              ---------------
     ....................................................................                      $   1,076,125
                                                                                              ---------------
RETAIL -- 6.2%
Carnival Corp. - Class A.................................................            5,000     $     219,063
Central Newspapers, Inc. - Class A.......................................            4,000           272,250
Friedman's, Inc. - Class A*..............................................            6,000            99,750
OfficeMax, Inc.*.........................................................            5,000            74,062
Walgreen Co..............................................................            7,400           199,338
                                                                                              ---------------
     ....................................................................                      $     864,463
                                                                                              ---------------


AGGRESSIVE GROWTH FUND (continued)
===================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 98.2%                                                             Shares             Value
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE TIME -- 4.9%
Host Marriott Corp.*.....................................................           15,000     $     292,500
Promus Hotel Corp.*......................................................           10,000           388,125
                                                                                              ---------------
     ....................................................................                      $     680,625
                                                                                              ---------------

TRANSPORTATION -- 2.2%
Simon Transportation Services, Inc.*.....................................           14,000     $     313,250
                                                                                              ---------------

TOTAL COMMON STOCK (Cost $9,011,882) ....................................                      $  13,725,619
                                                                                              ---------------

===================================================================================================================================
                                                                                  Face             Market
CASH EQUIVALENTS -- 3.6%                                                          Amount             Value
-----------------------------------------------------------------------------------------------------------------------------------
Forum Daily Assets Treasury Fund ........................................    $     504,560     $     504,560
                                                                             --------------   ---------------
TOTAL CASH EQUIVALENTS (Cost $504,560) ..................................    $     504,560     $     504,560
                                                                             ==============   ---------------

TOTAL INVESTMENTS AT VALUE-- 101.8% .....................................                      $  14,230,179

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.8)% ..........................                          ( 246,444)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  13,983,735
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.

INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
       Par                                                                                         Market
      Value      INVESTMENTS -- 99.1%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS -- 26.7%
 $    4,000,000  U.S. Treasury Notes, 6.50%, 8/15/05 (Cost $3,996,328)......................   $   4,031,252
- ---------------                                                                               ---------------

                 U.S. GOVERNMENT AGENCY NOTES -- 6.5%
 $      500,000  Federal Home Loan Bank, 6.62%, 12/6/00.....................................   $     499,416
        265,000  Tennessee Valley Authority, 6.875%, 1/15/02................................         267,463
         50,000  Tennessee Valley Authority, 6.875%, 8/1/02.................................          50,479
        150,000  Federal National Mortgage Assoc., 6.17%, 12/2/03...........................         146,066
         30,000  Tennessee Valley Authority, 8.05%, 7/15/24.................................          30,048
- ---------------                                                                               ---------------
 $      995,000  TOTAL U.S. GOVERNMENT AGENCY NOTES  (Cost $998,363)........................   $     993,472
- ---------------                                                                               ---------------

                 MORTGAGE-BACKED SECURITIES -- 7.0%
 $      231,442  Federal Home Loan Mortgage Corp. #1072-G, 7.00%, 5/15/06...................   $     233,916
        800,000  Federal Home Loan Mortgage Corp. #1720-E, 7.50%, 12/15/09..................         817,265
- ---------------                                                                               ---------------
 $    1,031,442  TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,059,117) ........................   $   1,051,181
- ---------------                                                                               ---------------

                 ASSET-BACKED SECURITIES -- 0.6%
 $       84,357  Small Business Administration #87-A, 8.45%, 1/1/07 (Cost $87,309)..........   $      87,303
- ---------------                                                                               ---------------

                 CORPORATE BONDS -- 58.3%
 $      150,000  Consumers Energy Co., 6.875%, 5/1/98.......................................   $     149,994
        278,000  Anheuser-Busch Cos., 8.75%, 12/1/99........................................         291,659
        250,000  British Petroleum America, Inc., 6.50%, 12/15/99...........................         250,241
        169,000  Associates Corp. of North America, 6.00%, 3/15/00..........................         167,546
        175,000  Pacific Gas & Electric Co., 6.625%, 6/1/00.................................         174,442
        172,000  Ford Motor Credit Co., 6.85%, 8/15/00......................................         173,799
        250,000  International Business Machines Credit Corp., 6.20%, 3/19/01...............         246,815
        350,000  Florida Residential Property & Casualty Co., 7.25%, 7/1/02.................         353,481
        160,000  Ford Motor Credit Co., 7.50%, 1/15/03......................................         165,432
        250,000  Greyhound Financial Corp., 7.82%, 1/27/03..................................         259,529
         68,000  U.S. Leasing International, 6.625%, 5/15/03................................          67,389
        200,000  Southern California Edison, 7.375%, 12/15/03...............................         202,616
        200,000  V.F. Corp., 7.60%, 4/1/04..................................................         206,247
        215,000  Chase Manhattan Corp., 8.00%, 5/15/04......................................         220,658
        200,000  Michigan Bell Telephone Co., 6.375%, 2/1/05................................         195,877
         66,000  Kaiser Permanente, 9.55%, 7/15/05..........................................          77,196
        400,000  Anheuser-Busch Cos., 7.00%, 9/1/05.........................................         403,913
        500,000  Union Oil of California Corp., 6.70%, 10/15/07.............................         489,286
         50,000  Berkley (W.R.) Corp., 9.875%, 5/15/08......................................          60,073
        268,000  Super Value Store, 8.875%, 4/1/16..........................................         271,964
         35,000  Union Camp Corp., 8.625%, 4/15/16..........................................          35,919
        214,000  Anheuser-Busch Cos., 8.625%, 12/1/16.......................................         220,420
         56,000  Kraft, Inc., 8.50%, 2/15/17................................................          58,361
        260,000  Dayton Hudson Co., 9.875%, 6/1/17..........................................         274,227
        110,000  GTE Corp., 10.75%, 9/15/17.................................................         116,048


INTERMEDIATE BOND FUND (continued)
===================================================================================================================================
       Par                                                                                        Market
      Value      INVESTMENTS -- 99.1%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 CORPORATE BONDS -- 58.3%
 $      130,000  General Electric Capital Corp., 6.66%, 5/1/18..............................   $     130,800
        150,000  Deere & Co., 8.95%, 6/15/19................................................         171,365
        439,000  Pennsylvania Power & Light Co., 9.25%, 10/1/19.............................         487,506
        115,000  Rohm & Haas Co., 9.80%, 4/15/20............................................         142,484
        165,000  Questar Pipeline, 9.375%, 6/1/21...........................................         183,691
        120,000  Jersey Central Power & Light Co., 9.20%, 7/1/21............................         133,318
        675,000  Shopko Stores, 9.25%, 3/15/22..............................................         772,308
        300,000  Inco, Ltd., 9.60%, 6/15/22.................................................         333,132
        765,000  Alabama Power Co., 8.30%, 7/1/22...........................................         795,396
        160,000  Florida Power & Light Co., 8.00%, 8/25/22..................................         164,634
         85,000  Southwestern Public Service Co., 8.20%, 12/1/22............................          90,584
        130,000  Union Electric Co., 8.00%, 12/15/22........................................         134,854
         65,000  Wisconsin Electric Power, 7.75%, 1/15/23...................................          66,459
         69,000  Georgia Power Co., 7.95%, 2/1/23...........................................          69,331
- ---------------                                                                               ---------------
 $    8,414,000  TOTAL CORPORATE BONDS  (Cost $8,743,470)...................................   $   8,808,994
- ---------------                                                                               ---------------

 $   14,524,799  TOTAL INVESTMENTS AT VALUE (Cost $14,884,587)..............................   $  14,972,202
===============                                                                               ---------------


===================================================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(1)-- 0.3%                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
 $       54,931  The First Boston Corp., 5.63%, dated 8/29/97, due 9/2/97,
                  repurchase proceeds $54,965...............................................   $      54,931
---------------                                                                               ---------------
 $       54,931  TOTAL REPURCHASE AGREEMENTS ...............................................   $      54,931
===============                                                                               ---------------

                 TOTAL INVESTMENTS AND REPURCHASE
                    AGREEMENTS AT VALUE-- 99.4% ............................................   $  15,027,133

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6% ..............................          86,744
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  15,113,877
                                                                                               ===============

(1)      Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
       Par                                                                                        Market
      Value      INVESTMENTS -- 93.0%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT & AGENCY ISSUES -- 16.4%
 $   15,000,000  U.S. Treasury Bills, 9/4/97................................................   $ 14,996,250
        500,000  Federal National Mortgage Assoc. Notes, 6.84%, 10/3/97.....................         500,492
- ---------------                                                                               ---------------
 $   15,500,000  TOTAL U.S. GOVERNMENT & AGENCY ISSUES (Cost $15,496,742)...................   $  15,496,742
- ---------------                                                                               ---------------

                 CORPORATE NOTES -- 76.6%
 $    1,400,000  General Motors Acceptance Corp., 6.25%, 9/12/97............................   $  1,400,289
        455,000  Dow Capital, 5.75%, 9/15/97................................................        454,932
      2,009,000  Wal-Mart Stores, Inc., 5.50%, 9/15/97......................................      2,008,788
        121,000  Carolina Power & Light Co., 6.375%, 10/1/97................................        121,001
      1,140,000  New York Telephone Co., 4.625%, 10/1/97....................................      1,138,769
        140,000  Ontario Province, 5.70%, 10/1/97...........................................        139,970
        745,000  J.C. Penney & Co., 10.00%, 10/15/97........................................        748,528
         50,000  Interamerican Development Bank, 9.50%, 10/15/97............................         50,205
      1,000,000  Manitoba Province, 6.00%, 10/15/97.........................................      1,000,109
      4,740,000  First USA Bank, 6.125%, 10/30/97...........................................      4,740,098
      2,000,000  African Development Bank, 10.00%, 11/1/97..................................      2,012,910
        790,000  Associates Corp. of North America, 7.75%, 11/1/97..........................        792,255
         80,000  Campbell Soup Co., 9.00%, 11/1/97..........................................         80,393
        500,000  Conagra, Inc., 9.75%, 11/1/97..............................................        503,156
      1,993,000  International Business Machines Corp., 6.375%, 11/1/97.....................      1,994,071
      4,505,000  Public Service Electric & Gas, 7.125%, 11/1/97.............................      4,513,516
        190,000  U.S. Leasing International, 7.00%, 11/1/97.................................        190,347
      1,825,000  American General Finance Corp., 7.70%, 11/15/97............................      1,831,341
        570,000  Associates Corp. of North America, 6.625%, 11/15/97........................        570,666
        484,000  Coca-Cola Enterprises, Inc., 6.50%, 11/15/97...............................        484,419
        100,000  GTE South, Inc., 6.25%, 11/15/97...........................................        100,022
        300,000  Norwest Corp., 7.70%, 11/15/97.............................................        301,069
      1,330,000  Norwest Financial, Inc., 6.50%, 11/15/97...................................      1,331,509
        340,000  Texaco Capital, 9.00%, 11/15/97............................................        342,029
      1,000,000  General Motors Acceptance Corp., 7.85%, 11/17/97...........................      1,004,436
        800,000  BankAmerica Corp., 6.875%, 11/20/97........................................        801,556
        600,000  Beneficial Corp., 6.79%, 11/20/97..........................................        601,392
         30,000  Philip Morris Companies, Inc. Medium Term Notes, 9.35%, 11/21/97...........         30,224
        110,000  Bell Atlantic Financial, 6.625%, 11/30/97..................................        110,137
        895,000  British Petroleum America, Inc., 8.875%, 12/1/97...........................        901,193
        791,000  Dupont Corp., 8.65%, 12/1/97...............................................        796,189
        474,000  Ford Motor Credit Co., 7.125%, 12/1/97.....................................        475,208
        999,000  Ford Motor Credit Co., 8.00%, 12/1/97......................................      1,003,676
      2,721,000  Philip Morris Companies, Inc., 9.25%, 12/1/97..............................      2,742,307
        250,000  New England Telephone Co., 6.25%, 12/15/97.................................        250,236
      5,050,000  Southern California Gas Co., 6.50%, 12/15/97...............................      5,059,008
        240,000  General Electric Capital Corp., 6.44%, 12/16/97............................        240,371
        161,000  British Petroleum America, Inc., 9.50%, 1/1/98.............................        162,699
        504,000  Ford Capital, 9.375%, 1/1/98...............................................        509,138
      1,270,000  Caterpillar, Inc., 7.47%, 1/15/98..........................................      1,277,301
        470,000  Chase Manhattan Corp., 6.625%, 1/15/98.....................................        470,974
        248,000  GTE California, 6.25%, 1/15/98.............................................        248,246
         60,000  General Electric Capital Corp., 8.00%, 1/15/98.............................         60,424
        750,000  NationsBank Corp., 6.625%, 1/15/98.........................................        751,502

MONEY MARKET FUND (continued)
===================================================================================================================================
       Par                                                                                         Market
      Value      INVESTMENTS -- 93.0%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 CORPORATE NOTES -- 76.6%
 $    1,893,000  Philip Morris Companies, Inc., 6.375%, 1/15/98.............................   $  1,894,523
      1,000,000  Texaco Capital, 8.65%, 1/30/98.............................................      1,010,328
      1,250,000  Associates Corp. of North America, 6.125%, 2/1/98..........................      1,250,260
         50,000  Chubb Capital Corp., 6.00%, 2/1/98.........................................         49,947
        535,000  Southern California Edison Co., 5.875%, 2/1/98.............................        534,477
        110,000  WMX Technologies, Inc., 8.125%, 2/1/98.....................................        110,895
      2,000,000  Ford Motor Credit Co., 9.30%, 2/10/98......................................      2,029,210
        310,000  Beneficial Corp., 9.125%, 2/15/98..........................................        314,186
        455,000  Commercial Credit Co., 8.50%, 2/15/98......................................        460,096
      3,065,000  Lehman Brothers Holdings, Inc., 5.75%, 2/15/98.............................      3,059,862
        776,000  Ford Motor Credit Co., 6.25%, 2/26/98......................................        777,147
        210,000  Dean Witter, Discover & Co., 6.00%, 3/1/98.................................        209,973
         50,000  GTE Corp., 8.85%, 3/1/98...................................................         50,684
        125,000  Gannett Co., 5.25%, 3/1/98.................................................        124,500
        455,000  Wal-Mart Stores, Inc., 5.50%, 3/1/98.......................................        453,982
      4,116,000  Revlon Worldwide Corp. Discount Note, 3/15/98..............................      3,989,520
        400,000  Colonial Gas Co., 6.20%, 3/18/98...........................................        400,211
      1,000,000  General Electric Capital Corp., 7.61%, 3/27/98.............................      1,008,994
        500,000  General Electric Capital Corp., 7.08%, 3/30/98.............................        503,249
        500,000  Ontario Hydro, 5.80%, 3/31/98..............................................        499,214
        735,000  Sears Roebuck & Co., 9.25%, 4/15/98........................................        749,099
        500,000  Chrysler Financial Corp., 7.05%, 4/29/98...................................        503,204
        540,000  General Electric Capital Corp., 8.37%, 5/8/98..............................        548,764
        500,000  Transamerica Financial Corp., 7.17%, 6/29/98...............................        504,420
        300,000  American General Finance Corp., 8.50%, 8/15/98.............................        306,690
      1,000,000  General Motors Acceptance Corp. Medium Term Notes, 6.375%, 9/1/98..........      1,003,571
      4,500,000  Manitoba Province, 9.50%, 9/15/98..........................................      4,658,897
      1,105,000  NationsBank Corp., 5.125%, 9/15/98.........................................      1,095,663
- ---------------                                                                               ---------------
 $   72,210,000  TOTAL CORPORATE NOTES (Cost $72,448,175)...................................   $  72,448,175
- ---------------                                                                               ---------------

 $   87,710,000  TOTAL INVESTMENTS AT VALUE (Cost $87,944,917)..............................   $  87,944,917
===============                                                                               ---------------
===================================================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(1)-- 24.6%                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
 $    6,240,577  The First Boston Corp., 5.63%, dated 8/29/97, due 9/2/97,
                    repurchase proceeds $6,244,481.........................................    $  6,240,577
     17,018,081  Lehman Brothers, Inc., 5.55%, dated 8/27/97, due 9/2/97,
                    repurchase proceeds $17,036,447.........................................     17,018,081
- ---------------                                                                               ---------------
 $   23,258,658  TOTAL REPURCHASE AGREEMENTS ...............................................   $ 23,258,658
===============                                                                               ---------------

                 TOTAL INVESTMENTS AND REPURCHASE
                    AGREEMENTS AT VALUE-- 117.6% ...........................................   $ 111,203,575

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (17.6)% ...........................     (16,634,506 )
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  94,569,069
                                                                                              ===============

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

KENTUCKY TAX-FREE FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
      PAR                                                                    COUPON   MATURITY      MARKET
     VALUE     FIXED RATE REVENUE BONDS-- 95.7%                               RATE     DATE(1)       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 $    425,000  Kentucky St. Turnpike Auth. EDR, ETM........................  7.000%  05/15/1999  $   445,187
       90,000  Jefferson Co., KY, Capital Projects Corp. Rev., Ser. A......  0.000   08/15/1999       82,462
       70,000  Kentucky St. Property & Buildings Commission Rev.,
                  Project # 32.............................................  6.500   12/01/1999       73,238
      200,000  Owensboro, KY, Electric Light & Power Rev., Ser. A,
                  prerefunded at 102....................................... 10.250   01/01/2000      225,000
       50,000  Louisville & Jefferson Co., KY, Metropolitan Sewer District,
               Sewer & Drain System Rev., Ser. A...........................  6.500   05/15/2000       52,750
      100,000  Kentucky St. Turnpike Auth. EDR, prerefunded at 101.5.......  7.250   05/15/2000      109,000
      225,000  Kentucky Higher Education Student Loan Rev., Ser. B.........  6.400   06/01/2000      235,125
      385,000  Trimble Co., KY, PCR, Ser. A, prerefunded at 102............  7.625   11/01/2000      426,868
      455,000  Kentucky St. Property & Buildings Commission Rev.,
                   Project # 51, ETM.......................................  6.300   08/01/2001      486,281
      100,000  Kentucky St. Property & Buildings Commission Rev., Project # 52,
                   prerefunded at 102......................................  6.500   08/01/2001      109,375
       70,000  Lexington-Fayette Urban County Government, KY,
                   School Building Rev. ...................................  6.800   10/01/2001       76,037
      120,000  Puerto Rico Public Buildings Auth. Guaranteed Rev.,
                   Ser. K, prerefunded at 101.5............................  6.875   07/01/2002      134,850
      100,000  Kentucky St. Pollution Abatement & Water Reserve Finance
                   Auth. Rev., Ser. A, ETM.................................  7.400   08/01/2002      112,875
      490,000  Jefferson Co., KY, Capital Projects Corp. Rev. Ser. A.......  5.650   08/15/2003      519,400
      200,000  Hopkins Co., KY, School District Finance Corp.,
                   School Building Rev. ...................................  5.700   06/01/2006      211,000
      750,000  Jefferson Co., KY, School District Finance Corp.,
                   School Building Rev., Ser. A............................  5.000   02/01/2007      757,500
      615,000  Kentucky St. Turnpike Auth. Resource Recovery Road
                   Rev., ETM...............................................  6.125   07/01/2007      656,513
       50,000  Lexington-Fayette Urban County Airport Corp., KY,
                   First Mtg. Rev. ........................................  7.750   04/01/2008       52,850
      450,000  Ashland, KY, PCR (Ashland Oil, Inc.)........................  7.375   07/01/2009      483,750
      275,000  Kentucky St. Turnpike Auth. Resource Recovery Road
                   Rev., Ser. A............................................  6.000   07/01/2009      276,771
      495,000  Jefferson Co., KY, School District Finance Corp. School
                   Building Rev., Ser. A...................................  4.875   01/01/2011      473,963
      200,000  University of Louisville, KY, Rev., Ser. H..................  5.875   05/01/2012      209,500
      725,000  Boone Co., KY, Public Properties Corp. Sewer System Rev.....  5.150   12/01/2012      709,594
      305,000  Fern Creek, KY, Fire Protection District Rev.,
                    Fire Station # 2.......................................  5.750   01/15/2014      303,856
      235,000  Jefferson Co., KY, PCR (Louisville Gas & Electric Co.,
                    Project A).............................................  7.450   06/15/2015      255,563
      295,000  Ashland, KY, Solid Waste Rev. (Ashland Oil, Inc. Project)...  7.200   10/01/2020      318,600
      270,000  Greater Kentucky Housing Assistance Corp. Mtg. Rev., Ser. A.  6.250   07/01/2022      276,075
- --------------                                                                                   ------------
 $  7,745,000  TOTAL FIXED RATE REVENUE BONDS (Amortized Cost $7,981,883)..                      $ 8,073,983
==============                                                                                   ------------
               OTHER ASSETS IN EXCESS OF LIABILITIES-- 4.3% ...............                          363,649
                                                                                                 ------------
               NET ASSETS-- 100.0% ........................................                      $ 8,437,632
                                                                                               ============

ETM -- Escrowed to Maturity
EDR -- Economic Development Revenue
PCR -- Pollution Control Revenue

(1) Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The maturity dates shown reflect the stipulated prerefunded dates.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
===============================================================================




LOGO: ARTHUR ANDERSEN LLP







To the Shareholders and Boards of Trustees of the Growth/Value Fund and the Aggressive Growth Fund of Countrywide Strategic Trust, the Intermediate Bond Fund and the Money Market Fund of Countrywide Investment Trust and the Kentucky Tax-Free Fund of Countrywide Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities of the Growth/Value Fund and Aggressive Growth Fund of Countrywide Strategic Trust (a Massachusetts business trust), Intermediate Bond Fund and Money Market Fund of Countrywide Investment Trust (a Massachusetts business trust) and Kentucky Tax-Free Fund of Countrywide Tax-Free Trust (a Massachusetts business trust), including the portfolios of investments, as of August 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements as of August 31, 1996 and financial highlights for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth/Value Fund and the Aggressive Growth Fund of Countrywide Strategic Trust, the Intermediate Bond Fund and the Money Market Fund of Countrywide Investment Trust and the Kentucky Tax-Free Fund of Countrywide Tax-Free Trust as of August 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.



/s/Arthur Andersen LLP

Cincinnati, Ohio,
October 17, 1997

PART C.         OTHER INFORMATION
------          -----------------
Item 24.          Financial Statements and Exhibits
-------           ---------------------------------

            (a) (i)               Financial Statements included in Part A:

                                  Financial Highlights

                    (ii)          Financial Statements included in Part B:

                                  Statements of Assets and Liabilities, August
                                  31, 1997

                                  Statements of Operations For the Year Ended
                                  August 31, 1997

                                  Statements of Changes in Net Assets For the
                                  Periods Ended August 31, 1997 and 1996

                                  Financial Highlights

                                  Notes to Financial Statements, August 31, 1997

                                  Portfolio of Investments, August 31, 1997


             (b) Exhibits:

                    (1)(i) Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 25, is hereby incorporated by reference.

                       (ii) Amendment No. 1, dated May 24, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 29, is hereby incorporated by reference.

                      (iii) Amendment No. 2, dated February 28, 1997, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                      (iv) Amendment No. 3, dated August 11, 1997, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                (2)   (i)         Registrant's Bylaws, which were filed as an
                                  Exhibit to Registrant's Pre-Effective
                                  Amendment No. 1, are hereby incorporated by reference.

                       (ii) Amendments to Registrant's Bylaws adopted July 17, 1984, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, are hereby incorporated by reference.

                        (iii) Amendment to Registrant's Bylaws adopted April 5, 1989, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 14, is hereby incorporated by reference.

                 (3)              Voting Trust Agreements - None.

                 (4)              Specimen Share Certificate - None.

                 (5)      (i)     Registrant's Management Agreement with
                                  Countrywide Investments, Inc. for the
                                  Government Mortgage Fund, which was filed as an Exhibit to Registrant's Post-
                                  Effective Amendment No. 32, is hereby
                                  incorporated by reference.

                           (ii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Utility Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                           (iii)  Registrant's   Management   Agreement  with
                                  Countrywide   Investments,   Inc.  for  the
                                  Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                           (iv) Registrant's Management Agreement with Countrywide Investments, Inc. for the Growth/Value Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                           (v) Registrant's Management Agreement with Countrywide Investments, Inc. for the Aggressive Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                           (vi) Form of Registrant's Management Agreement with Countrywide Investments, Inc. for the International Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                           (vii) Subadvisory Agreement between Countrywide Investments, Inc. and Mastrapasqua & Associates, Inc. for the Growth/Value Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                          (viii) Subadvisory Agreement between Countrywide Investments, Inc. and Mastrapasqua & Associates, Inc. for the Aggressive Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                           (ix)   Form  of  Subadvisory   Agreement   between
                                  Countrywide  Investments,  Inc. and Bankers
                                  Trust Company for the International  Equity
                                  Fund, which was filed as an Exhibit to
                                  Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                      (6)(i) Registrant's Underwriting Agreement with Countrywide Investments, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                            (ii) Form of Underwriter's Dealer Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                     (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

                     (8)(i) Custody Agreement with The Fifth Third Bank, the Custodian for the Government Mortgage Fund, the Utility Fund and the Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.

                        (ii) Custody Agreement with Star Bank, the Custodian for the Growth/Value Fund and the Aggressive Growth Fund is filed herewith.

                     (9)(i) Registrant's Accounting and Pricing Services Agreement with Countrywide Fund Services, Inc. is filed herewith.

                           (ii) Registrant's Transfer, Dividend Disbursing, Shareholder Service and Plan Agency
                                  Agreement with Countrywide Fund Services,
                                  Inc., which was filed as an Exhibit to
                                  Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                           (iii) Administration Agreement between Countrywide Investments, Inc. and Countrywide Fund Services, Inc. is filed herewith.

                           (iv) License Agreement with Countrywide Credit Industries, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                    (10) Opinion and Consent of Counsel, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                    (11) Consent of Independent Auditors is filed herewith.

                    (12)          Financial Statements Omitted from Item 23 -
                                  None.

                    (13) Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                    (14)(i) Copy of Midwest Group Individual Retirement Account Plan, including Schedule of Fees, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 22, is hereby incorporated by reference.

                            (ii)  Copy  of   Midwest   Group   403(b)   Plan,
                                  including Schedule of Fees, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 22, is hereby incorporated by reference.

                           (iii) Copy of the Midwest Group Prototype Defined Contribution Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 19, is hereby incorporated by reference.

                       (15)(i) Registrant's Plans of Distribution Pursuant to Rule 12b-1, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 32, are hereby incorporated by reference.

                            (ii) Form of Administration Agreement with respect to the administration of shareholder accounts, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 34, is hereby incorporated by reference.

                        (16) Computations of each performance quotation provided in response to Item 22, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 12, are hereby incorporated by reference.

                     (17)  (i)    Financial  Data  Schedules  for  Government
                                  Mortgage  Fund,  Utility  Fund  and  Equity
                                  Fund, which were filed as Exhibits to Registrant's Post-Effective Amendment No.
                                  33, are hereby incorporated by reference.

                          (ii) Financial Data Schedule for Growth/Value Fund and Aggressive Growth Fund are filed herewith.

                     (18) Amended Rule 18f-3 Plan Adopted with Respect to the Multiple Class Distribution System, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 33, is hereby incorporated by reference.

Item 25.          Persons Controlled by or Under Common Control with the
                  Registrant
                  -------------------------------------------------------
                  None

Item 26.          Number of Holders of Securities (as of October 31,
                  1997)
-------           -----------------------------------------------------
                  Title of Class                  Number of Record Holders
                  --------------                  ------------------------

                  Government Mortgage Fund                          862

                  Utility Fund
                    Class A Shares                                1,668
                    Class C Shares                                  158

                  Equity Fund
                    Class A Shares                                  837
                    Class C Shares                                  130

                  Growth/Value Fund                                 388

                  Aggressive Growth Fund                            414

                  International Equity Fund                           0


Item 27.          Indemnification
-------           ---------------
         (a)      Article  VI  of  the Registrant's  Restated   Agreement  and
                  Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  Section 6.4 Indemnification of Trustees, Officers, etc.
                  ----------- ------------------------------------------
                  The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless
                  (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

                  Section 6.5  Advances of Expenses.
                  -----------  --------------------
                  The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                  Section 6.6  Indemnification Not Exclusive, etc.
                  -----------  -----------------------------------
                  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         (b) The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its trustees and officers and Countrywide Investments, Inc.
                  (the "Adviser") in its capacity as investment adviser and principal underwriter, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                  The Advisory Agreements and the Subadvisory Agreements provide that the Adviser (or Subadvisor) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser (or Subadvisor) in the performance of its duties or from the reckless disregard by the Adviser (or Subadvisor) of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by the Adviser (or Subadvisor) in defending a proceeding, upon the undertaking by or on behalf of the Adviser (or Subadvisor) to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification.

                  The Underwriting Agreement with the Adviser provides that the Adviser, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of the Adviser's duties or from the reckless disregard by any of such persons of the Adviser's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 28.          Business and Other Connections of the Investment
                  Advisers
                  ------------------------------------------------
                  A. Countrywide Investments, Inc. (the "Adviser") is a registered investment adviser providing investment advisory services to the Registrant. The Adviser acts as the investment adviser to seven series of Countrywide Tax-Free Trust and seven series of Countrywide Investment Trust, both of which are registered investment companies. The Adviser provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

                      The following list sets forth the business and other connections of the directors and executive officers of the Adviser. Unless otherwise noted with an asterisk(*), the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

                       *The  address of each  corporation  is 4500 Park  Granada
                        Road, Calabasas, California 91302.

                  (1)    Angelo R. Mozilo - Chairman and a Director of the
                         Adviser.

                     (a) Chairman and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust, registered investment companies.

                     (b) Chairman and a Director of Countrywide Financial Services, Inc., a financial services company, Countrywide Fund Services, Inc., a registered transfer agent, Countrywide Servicing Exchange,* a loan servicing broker and Countrywide Capital Markets, Inc.,* a holding company.

                     (c) Vice Chairman, Director and Executive Vice President of Countrywide Credit Industries, Inc.,* a holding company which provides residential mortgages and ancillary financial products and services.

                     (d) A Director of Countrywide Home Loans, Inc.,* a residential mortgage lender and CTC Foreclosure Services Corporation,* a foreclosure trustee.

                     (e) A Director of LandSafe, Inc.* and Chairman and a director of various Landsafe subsidiaries which provide residential mortgage title and closing services.

                     (f) Chairman and CEO of Countrywide Securities Corporation,* a registered broker-dealer.

                     (g) Vice Chairman of CWM Mortgage Holdings, Inc.,* a real estate investment trust.

            (2)      Robert H.  Leshner - President  and a Director of the
                     Adviser.

                     (a) President and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

                     (b) President and a Director of Countrywide Financial Services, Inc.

                     (c) Vice Chairman and a Director of Countrywide Fund Services, Inc.

            (3)      Andrew S. Bielanski - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and Countrywide Agency, Inc.,* an insurance agency.

                     (b) Managing Director - Marketing of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

            (4)      Thomas H. Boone - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., Countrywide Agency, Inc.,* Countrywide Tax Services Corporation,* a residential mortgage tax service provider and Countrywide Lending Corporation,* a lending institution.

                     (b) Managing Director - Chief Loan Administration Officer of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                     (c) A Director and Executive Vice President of CWABS, Inc.,* an asset-backed securities issuer and CWMBS, Inc.,* a mortgage-backed securities issuer.

                     (d)      CEO  and  a  Director  of  CTC   Foreclosure
                              Services Corporation.

            (5)      Marshall M. Gates - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and Countrywide Agency, Inc.

                     (b) Managing Director - Production of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                     (c) President and a Director of Second Charter Reinsurance Corporation,* a mortgage, property and casualty reinsurance agency and Charter Reinsurance Corporation,* a mortgage reinsurance agency.


            (6) John J. Goetz - First Vice President and Chief Investment Officer of the Adviser.

                     (a) Vice President of Countrywide Financial Services, Inc. until February 1997.

            (7)      Maryellen Peretzky - First Vice President-
                     Administration, Human Resources and Operations of the Adviser.

                     (a) First Vice President-Administration, Human Resources and Operations of Countrywide Financial Services, Inc. and Countrywide Fund Services, Inc.

                     (b) Assistant Secretary of The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, Interactive Investments and the Dean Family of Funds.

            (8) Sharon L. Karp - First Vice President-Marketing of the Adviser.

                     (a) Vice President of Countrywide Financial Services, Inc. until February 1997.

            (9)      John F. Splain - Secretary and General Counsel of the
                     Adviser.

                     (a) First Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc.

                     (b) Secretary and General Counsel of Countrywide Financial Services, Inc.

                     (c) Secretary of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc., registered investment companies.

                     (d) Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Interactive Investments, Dean Family of Funds and The New York State Opportunity Funds, registered investment companies.

                     (e) Assistant Secretary of Fremont Mutual Funds, Inc. and Capitol Square Funds, registered investment companies, until September 1997.

                     (f)      Secretary  of  Leeb   Personal   Finance(TM)
                              Investment Trust, a registered investment company, until November 1996.

            (10)     Robert G. Dorsey - Treasurer of the Adviser.

                     (a) President and Treasurer of Countrywide Fund Services, Inc.

                     (b) First Vice President-Finance and Treasurer of Countrywide Financial Services, Inc.

                     (c) Vice President of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., Dean Family of Funds and The New York State Opportunity Funds.

                     (d) Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, The Tuscarora Investment Trust and Interactive Investments.

                     (e) Vice President of Capitol Square Funds and Assistant Vice President of Fremont Mutual Funds, Inc. until September 1997.

                     (f) Vice President of Leeb Personal Finance(TM) Investment Trust until November 1996.

            (11)     Susan F. Flischel - First Vice President-
                     Investments of the Adviser

            (12) Terrie A. Wiedenheft - Vice President and Controller of the Adviser.

                     (a) First Vice President and Chief Financial Officer of Countrywide Financial Services, Inc.

                     (b) Vice President and Controller of Countrywide Fund Services, Inc.

            (13) Scott Weston - Assistant Vice President-Investments of the Adviser.

            B. Mastrapasqua & Associates, Inc. ("Mastrapasqua") is a registered investment adviser providing investment advisory services to institutions and individuals as well as the Growth/Value Fund and the Aggressive Growth Fund. The address of Mastrapasqua and its officers and directors is 814 Church Street, Suite 600, Nashville, Tennessee. The following are officers and directors of
                     Mastrapasqua:

            (1)      Frank Mastrapasqua - Chairman and Chief Executive
                     Officer

                     (a) Chairman of Management Plus Associates, Inc., a sports agency.

            (2)      Thomas A. Trantum - President

            C. Bankers Trust Company ("BTC") is a registered investment adviser providing investment advisory services to the International Equity Fund. BTC conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. BTC also acts as investment adviser to registered investment companies and institutional accounts, with approximately $227 billion in assets under management globally. The address of BTC and its executive officers and directors is 130 Liberty Street, New York, New York, unless otherwise indicated. The following are executive officers and directors of BTC:

           (1)  George B. Beitzel - Director

               (a)  Retired Senior Vice President and Director of
                    International Business Machines Corporation,
                    Old Orchard Road, Armonk, New York 10504

               (b)  Director of Computer Task Group, Phillips
                    Petroleum Company, Caliber Systems, Inc.
                    (formerly Roadway Services, Inc.), Rohm and
                    Haas Company and TIG Holdings

               (c)  Chairman Emeritus of Amherst College

               (d)  Chairman of the Colonial Williamsburg
                    Foundation

           (2)  Richard H. Daniel - Vice Chairman and Chief
                Financial Officer

                (a) Vice Chairman and Chief Financial Office of
                    Bankers Trust New York Corporation

                (b)  General Partner of Daniel Brothers, Daniel
                     Lingo & Associates, Daniel Pelt & Associates

           (3)  Philip A. Griffiths - Director

                (a)  Director of Institute for Advanced Study

                (b)  Chairman of Committees for the National
                     Academies of Sciences and Engineering,
                     the Institute of Medicine and the National
                     Science Board

                (c)  Trustee of the North Carolina School of
                     Science and Mathematics and The Woodward
                     Academy

           (4)  William R. Howell - Director

                (a)  Chairman Emeritus, J.C. Penney Company,
                     Inc., P.O. Box 10001, Plano, Texas 75301

                (b)  Director of Exxon Corporation, Halliburton
                     Company, Warner-Lambert Corporation, The
                     Williams Companies, Inc. and National Retail
                     Federation

           (5)  Vernon E. Jordan, Jr. - Director

                 (a)  Senior Partner, Akin, Gump, Strauss, Hauer
                      & Feld, LLP, 1333 New Hampshire Ave., N.W.,
                      Washington, D.C.  20036

                 (b)  Director of American Express Company, Dow-
                      Jones, Inc., J.C. Penney Company, Inc.,
                      Revlon Group Incorporated, Ryder System,

                      Inc., Sara Lee Corporation, Union Carbide
                      Corporation and Xerox Corporation

                 (c)  Trustee of Brookings Institution, The Ford
                      Foundation and Howard University

           (6)  David Marshall - Senior Managing Director

                 (a)  Chief Information Officer and Executive
                      Vice President of Bankers Trust New York
                      Corporation

           (7)  Hamish Maxwell - Director

                 (a)  Retired Chairman and Chief Executive
                      Officer of Philip Morris Companies, Inc.,
                      120 Park Avenue, New York, New York 10006

                 (b) Director of The News Corporation Limited and Sola International Inc.

                 (c) Chairman of WWP Group pic.

           (8)  Frank N. Newman - Chairman of the Board, Chief
                Executive Officer, President and Director

                (a)  Chairman of the Board, Chief Executive
                     Officer and President of Bankers Trust New
                     York Corporation

                (b)  Director of Dow-Jones, Inc. and Carnegie
                     Hall

           (9)  N.J. Nicholas Jr., 745 Fifth Avenue, New York,
                New York 10020 - Director

                (a) Director of Boston Scientific Corporation and Xerox Corporation

          (10)  Russell E. Palmer- Director

                (a)  Chairman and Chief Executive Officer of The
                     Palmer Group, 3600 Market Street,
                     Philadelphia, Pennsylvania 19104

                (b) Director of Allied-Signal Inc., Federal Home Loan Mortgage Corporation, GTE Corporation, The May Department Stores Company and Safeguard Scientifics, Inc.

                (c)  Trustee of University of Pennsylvania

          (11)  Donald L. Staheli - Director

                (a)  Chairman of the Board and Chief Executive
                     Officer of Continental Grain Company

                (b) Director of ContiFinancial Corporation, Prudential Life Insurance Company of America, Fresenius Medical Care, A.G., America-China Society, National Committee on U.S.-China Relations, New York City Partnership

                (c)  Chairman, U.S.-China Business Council,
                     Council on Foreign Relations and
                     National Advisor Council of Brigham Young
                     University's Marriott School of Management

                (d)  Vice Chairman of The Points of Light
                     Foundation

                (e)  Trustee, The American Graduate School of
                     International Management

          (12)  Patricia Carry Stewart - Director

                (a)  Director of CVS Corporation and Community
                     Foundation for Palm Beach and Martin
                     Counties

                (b)  Trustee Emerita, Cornell University

          (13)  George J. Vojta - Vice Chairman and Director

                (a)  Vice Chairman of Bankers Trust New York
                     Corporation

                (b)  Director of Alicorp S.A., Northwest
                     Airlines, Private Export Funding Corp., New
                     York State Banking Board and St. Lukes-
                     Roosevelt Hospital Center

                (c)  Partner of New York City Partnership

                (d)  Chairman of Wharton Financial Services
                     Center

          (14)  Paul A. Volcker - Director

                (a)  Director of the American Stock Exchange,
                     Nestle, S.A., Prudential Insurance Company,
                     UAL Corporation, American Council on
                     Germany, Aspen Institute, Council on Foreign
                     Relations and The Japan Society

                (b)  Chairman of Group of 30; North American
                     Chairman and Trilateral Commission

                (c)  Co-Chairman of U.S./Hong Kong Economic
                     Cooperation Committee and Bretton Woods
                     Committee

                (d)  Trustee of The American Assembly

          (15)  Melvin A. Yellin - Senior Managing Director and
                General Counsel

                (a) Senior Managing Director and General Counsel of Bankers Trust New York Corporation

                (b) Director of 1136 Tenants Corporation and ABA Securities Association

Item 29        Principal Underwriters
-------        ----------------------
                  (a) Countrywide Investments, Inc. also acts as underwriter for Countrywide Tax-Free Trust, Countrywide Investment Trust, The Milestone Funds, Brundage, Story and Rose Investment Trust and Profit Funds Investment Trust. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

                           *The address is 4500 Park Granada Road, Calabasas, California 91302.

                                                  POSITION           POSITION
                                                    WITH                WITH
                  (b)      NAME                   UNDERWRITER        REGISTRANT
                           -----                  -----------        ----------
                   *       Angelo R. Mozilo         Chairman and      Chairman/
                                                    Director          Trustee

                           Robert H. Leshner        President         President/
                                                    and Director      Trustee

                    *      Andrew S. Bielanski      Director          None

                    *      Thomas H. Boone          Director          None

                    *      Marshall M. Gates        Director          None

                           John J. Goetz            First Vice        None
                                                    President and
                                                    Chief
                                                    Investment
                                                    Officer

                           Maryellen Peretzky       First Vice        None
                                                    President-
                                                    Administration,
                                                    Human Resources
                                                    and Operations

                           Sharon L. Karp           First Vice        None
                                                    President-
                                                    Marketing

                           John F. Splain           Secretary and     Secretary
                                                    General Counsel

                           Robert G. Dorsey         Treasurer         Vice
                                                                      President

                           Susan F. Flischel        First Vice        None
                                                    President-
                                                    Investments

                           Terrie A. Wiedenheft     Vice President    None
                                                    & Controller


                           Scott Weston             Assistant Vice    None
                                                    President-
                                                    Investments

                           (c)    None

Item 30.            Location of Accounts and Records
-------             --------------------------------
                     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 31.            Management Services Not Discussed in Part A or Part B
-------             -----------------------------------------------------
                     None.

Item 32.            Undertakings
-------             ------------
          (a)       Not Applicable.

          (b) Registrant undertakes to file a post-effective amendment, using financial statements for the International Equity Fund which need not be certified, within four to six months from the effective date of this registration statement.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

          (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of Trust of the Registrant or the Bylaws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or
                    controlling   person   of  the   Registrant   in  the
                    successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling
                    person  in  connection  with  the  securities   being
                    registered,   the  Registrant  will,  unless  in  the
                    opinion of its counsel the matter has been settled by
                    controlling   precedent,   submit   to  a  court   of
                    appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          (e) Within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

                       (i) provide such  Petitioning  Shareholders  with
                    access to a list of the names and addresses of all shareholders of the Registrant; or

                       (ii) inform such Petitioning  Shareholders of the
                    approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 31st day of December, 1997.

                                              COUNTRYWIDE STRATEGIC TRUST

                                                    /s/ John F. Splain
                                              By:---------------------------
                                                        John F. Splain,
                                                        Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 31st day of December, 1997.


*ANGELO R. MOZILO                           Chairman
                                            and Trustee

/s/ Robert H. Leshner
---------------------                       President
ROBERT H. LESHNER                           and Trustee


/s/ Mark J. Seger
---------------------                       Treasurer
MARK J. SEGER


*DONALD L. BOGDON, M.D.                     Trustee

*JOHN R. DELFINO                            Trustee

*H. JEROME LERNER                           Trustee

*OSCAR P. ROBERTSON                         Trustee

*JOHN F. SEYMOUR, JR.                       Trustee

*SEBASTIANO STERPA                          Trustee


By: /s/ John F. Splain
    ------------------
    JOHN F. SPLAIN
    Attorney-in-Fact*
    December 31, 1997